File No. 33-23512, 811-5629
                                                         Filed under Rule 497(c)

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                THE GCG TRUST                                 +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                 THE GCG TRUST

 1001 JEFFERSON STREET         WILMINGTON, DELAWARE 19801


This Prospectus offers shares of fourteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end, management investment company. Each Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and vari-able annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insur-ance policies and annuity contracts. Such allocation rights are described fur-ther in the Prospectus for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). DSI and the Trust have retained several investment advisory firms ("Portfolio Manag-ers") to provide investment advisory services to the Series. The fourteen Se-ries and their respective Portfolio Managers are as follows:

     SERIES                        PORTFOLIO MANAGER
     ----------------------------  -------------------------------------------
     MULTIPLE ALLOCATION SERIES    ZWEIG ADVISORS INC.
     FULLY MANAGED SERIES          T. ROWE PRICE ASSOCIATES, INC.
     LIMITED MATURITY BOND SERIES  EQUITABLE INVESTMENT SERVICES, INC.
     HARD ASSETS SERIES            VAN ECK ASSOCIATES CORPORATION
     REAL ESTATE SERIES            E.I.I. REALTY SECURITIES, INC.
     ALL-GROWTH SERIES             PILGRIM BAXTER & ASSOCIATES, LTD.
     CAPITAL APPRECIATION SERIES   CHANCELLOR LGT ASSET MANAGEMENT, INC.
     RISING DIVIDENDS SERIES       KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
     EMERGING MARKETS SERIES       BANKERS TRUST COMPANY
     VALUE EQUITY SERIES           EAGLE ASSET MANAGEMENT, INC.
     STRATEGIC EQUITY SERIES       ZWEIG ADVISORS INC.
     SMALL CAP SERIES              FRED ALGER MANAGEMENT, INC.
     MANAGED GLOBAL SERIES         WARBURG, PINCUS COUNSELLORS, INC.
     LIQUID ASSET SERIES           EQUITABLE INVESTMENT SERVICES, INC.

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

Investment in the Liquid Asset Series (or in any other Series) is neither in-sured nor guaranteed by the U.S. Government. There can be no assurance that the Liquid Asset Series will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated September 3, 1996, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be ob-tained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the ac-companying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPA-RATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FU-TURE REFERENCE.

THE SERIES' SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRIN-CIPAL INVESTED.

          THESE  SECURITIES   HAVE   NOT   BEEN   APPROVED  OR
           DISAPPROVED  BY   THE   SECURITIES   AND  EXCHANGE
            COMMISSION NOR  HAS  THE COMMISSION  PASSED UPON
             THE ACCURACY  OR ADEQUACY OF  THIS PROSPECTUS.
              ANY  REPRESENTATION  TO  THE CONTRARY  IS  A
                            CRIMINAL OFFENSE.

 THE DATE OF THIS PROSPECTUS IS SEPTEMBER 3, 1996, AS AMENDED FEBRUARY 5, 1997

 TABLE OF CONTENTS

                                                                            PAGE
PROSPECTUS SYNOPSIS........................................................   1
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES.........................................  16
 Multiple Allocation Series................................................  16
 Fully Managed Series......................................................  18
 Limited Maturity Bond Series..............................................  19
 Hard Assets Series........................................................  21
 Real Estate Series........................................................  22
 All-Growth Series.........................................................  23
 Capital Appreciation Series...............................................  23
 Rising Dividends Series...................................................  24
 Emerging Markets Series...................................................  25
 Value Equity Series.......................................................  27
 Strategic Equity Series...................................................  28
 Small Cap Series..........................................................  29
 Managed Global Series.....................................................  30
 Liquid Asset Series.......................................................  31
MANAGEMENT OF THE TRUST....................................................  33
 The Manager...............................................................  33
 The Portfolio Managers....................................................  34
  Zweig Advisors Inc. .....................................................  34
  T. Rowe Price Associates, Inc............................................  35
  Bankers Trust Company....................................................  35
  Van Eck Associates Corporation...........................................  36
  Pilgrim Baxter & Associates, Ltd. .......................................  37
  Warburg, Pincus Counsellors, Inc.........................................  37
  Chancellor LGT Asset Management, Inc. ...................................  37
  Kayne, Anderson Investment Management, L.P...............................  38
  Eagle Asset Management, Inc. ............................................  38
  E.I.I. Realty Securities, Inc............................................  39
  Fred Alger Management, Inc. .............................................  39
  Equitable Investment Services, Inc. .....................................  39
 Other Expenses............................................................  40
 Distributor...............................................................  40
 Custodian and Other Service Providers.....................................  40
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES........................  40
 Mortgage-Backed Securities................................................  40
  Mortgage Pass-Through Securities.........................................  41
  Other Mortgage-Backed Securities.........................................  41
  Risks of Mortgage-Backed Securities......................................  41

                                                                            PAGE
 Other Asset-Backed Securities.............................................  42
 High Yield Bonds..........................................................  42
 Repurchase Agreements.....................................................  42
 Restricted and Illiquid Securities........................................  42
 Short Sales...............................................................  43
 Foreign Securities........................................................  43
 Investment in Gold and Other Precious Metals..............................  45
 Futures Contracts.........................................................  46
  Risks Associated with Futures and Futures Options........................  46
 Options on Securities.....................................................  47
  Risks of Options Transactions............................................  48
 Foreign Currency Transactions.............................................  48
 Options on Foreign Currencies.............................................  49
 Borrowing.................................................................  50
INVESTMENT RESTRICTIONS....................................................  50
PURCHASE OF SHARES.........................................................  51
NET ASSET VALUE............................................................  51
REDEMPTION OF SHARES.......................................................  52
EXCHANGES..................................................................  52
PORTFOLIO TRANSACTIONS.....................................................  53
 Brokerage Services........................................................  53
 Portfolio Turnover........................................................  53
DIVIDENDS AND DISTRIBUTIONS................................................  53
FEDERAL INCOME TAX STATUS..................................................  53
OTHER INFORMATION..........................................................  54
 Capitalization............................................................  54
 Voting Rights.............................................................  55
 The History of the Managed Global Series..................................  55
 Chancellor Administrative Order...........................................  55
 Performance Information...................................................  55
LEGAL COUNSEL..............................................................  56
INDEPENDENT AUDITORS.......................................................  56
FINANCIAL STATEMENTS.......................................................  56

                                       I

 PROSPECTUS SYNOPSIS

THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, or-ganized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of fourteen portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used in-dependently or in combination. Within the limitations described in the Pro-spectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the appli-cable separate account, which, in turn, invest in the various Series. The as-sets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:

The Multiple Allocation Series seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of cer-tain sophisticated investment strategies and techniques.

The Fully Managed Series seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declin-ing market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.

The Limited Maturity Bond Series seeks the highest current income consistent with low risk to principal and liquidity. The Series seeks to achieve this ob-jective by investing primarily in a diversified portfolio of limited maturity debt securities. The Series also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks to achieve this objective by investing in equity and debt securities of companies engaged in the exploration, devel-opment, production, management and distribution of hard assets.

The Real Estate Series seeks capital appreciation. The Series seeks to achieve this objective through investment in publicly traded equity securities of com-panies in the real estate industry. Current income is a secondary objective.

The All-Growth Series seeks capital appreciation. The Series seeks to achieve this objective through investment in securities selected for their long-term growth prospects.

The Capital Appreciation Series seeks to generate long-term capital growth. The Series seeks to achieve this objective by investing in common stock and preferred stock that will be allocated between categories or "components" of stocks referred to as the growth component and the value component.

The Rising Dividends Series seeks capital appreciation. The Series seeks to achieve this objective by investing in equity securities of high quality com-panies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.

The Emerging Markets Series seeks long-term growth of capital. The Series seeks to achieve this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries.

The Value Equity Series seeks capital appreciation and, secondarily, dividend income by investing primarily in equity securities which meet quantitative standards believed by the Portfolio Manager to indicate above average finan-cial soundness and high intrinsic value relative to price.

The Strategic Equity Series seeks to achieve capital appreciation primarily through investment in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing eq-uity markets and to reduce exposures to equities when the Portfolio Manager believes that their risk/reward characteristics are less attractive.

The Small Cap Series seeks to achieve long-term capital appreciation by in-vesting in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Rus-sell 2000 Growth Index. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.

The Managed Global Series seeks to achieve high total investment return, con-sistent with a prudent regard for capital preservation. The Series seeks to achieve this objective by investing in a wide range of equity and debt securi-ties and money market instruments of both domestic and foreign issuers.

The Liquid Asset Series seeks a high level of current income consistent with the preservation of capital and liquidity.

THE MANAGER AND PORTFOLIO MANAGERS
The Manager of the Series is Directed Services, Inc. (the "Manager"), which is a wholly owned subsidiary of Equitable of Iowa. The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

SERIES                        PORTFOLIO MANAGER
----------------------------  ----------------------
Multiple Allocation Series    Zweig Advisors Inc.
Fully Managed Series          T. Rowe Price
                               Associates, Inc.
Limited Maturity Bond Series  Equitable Investment
                               Services, Inc.
Hard Assets Series            Van Eck Associates
                               Corporation
Real Estate Series            E.I.I. Realty
                               Securities, Inc.
All-Growth Series             Pilgrim Baxter &
                               Associates, Ltd.
Capital Appreciation Series   Chancellor LGT Asset
                               Management, Inc.
Rising Dividends Series       Kayne, Anderson
                               Investment
                               Management, L.P.
Emerging Markets Series       Bankers Trust Company
Value Equity Series           Eagle Asset
                               Management, Inc.
Strategic Equity Series       Zweig Advisors Inc.
Small Cap Series              Fred Alger Management,
                               Inc.
Managed Global Series         Warburg, Pincus
                               Counsellors, Inc.
Liquid Asset Series           Equitable Investment
                               Services, Inc.

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust cur-rently pays the Manager for its services a monthly fee at the annual rate of 1.0% of the value of the average daily net assets of the Multiple Allocation, Fully Managed, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Rising Dividends, Value Equity, Strategic Equity, and Small Cap Series, in the aggregate; 0.60% of the value of the average daily net assets of the Limited Maturity Bond and Liquid Asset Series, in the aggregate; 1.50% of the value of the average daily net assets of the Emerging Markets Series; and 1.25% of the value of the average daily net assets of the Managed Global Series.

Each Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compensated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS
Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For instance, the Multiple Allocation, Fully Man-aged, Limited

Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Mar-kets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may engage in various types of futures transactions. All these Series, except the All-Growth Series and Managed Global Series, may also lend their portfolio se-curities. The Multiple Allocation, Fully Managed, All-Growth, Hard Assets, Rising Dividends, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may invest in non-U.S. dollar-denominated securities of foreign issuers, and the Emerging Markets Series will normally invest primarily in such securities. The Multiple Allocation, Fully Managed, Hard Assets, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in foreign currency transactions and options on foreign currencies. The Multiple Allocation, Fully Managed, Limited Matu-rity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Emerg-ing Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Se-ries may engage in various put and call options transactions. The Fully Man-aged and Emerging Markets Series may invest in high yield bonds and the Real Estate Series may invest in high yield convertible bonds. (High yield bonds are sometimes referred to as "junk bonds.") The Hard Assets Series may invest in precious metals and futures contracts on precious metals and the Multiple Allocation and Strategic Equity Series may invest in gold futures contracts. In addition, the Multiple Allocation, Hard Assets, All-Growth, Capital Appre-ciation, Strategic Equity, Small Cap and Managed Global Series may engage in short sales of securities.

 FINANCIAL HIGHLIGHTS

The following tables present condensed financial information with respect to each Series except the Small Cap Series which had not commenced operations prior to December 31, 1995. Information in the tables for the years ended De-cember 31, 1995, 1994 and 1993 is derived from the Trust's financial state-ments for all Series (except the Managed Global Series) that have been audited by Ernst & Young LLP. Information in the tables for the years ended December 31, 1992, 1991, 1990, and 1989 is derived from the Trust's financial state-ments for all Series (except the Managed Global Series) that have been audited by another independent auditor. The information for the Managed Global Series is presented as if the reorganization described under "Other Information--His-tory of the Managed Global Series" (the "Reorganization") had always been in effect. Data shown is derived solely from the Managed Global Account of Sepa-rate Account D of Golden American Life Insurance Company ("Golden American") which was the predecessor entity. The information in the tables for the period of October 21, 1992 (commencement of operations) through December 31, 1995 has been derived from financial statements of the Managed Global Series (as re-stated to give effect to the Reorganization), for the same period, which have been examined by Ernst & Young LLP.

The condensed financial information below does not include deductions at the separate account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying invest-ment vehicle. These charges would reduce the total return to any owner of a Variable Contract. Except for the Managed Global Series, the following tables should be read in conjunction with the Trust's financial statements, which are incorporated by reference in the Trust's Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1995. The Trust's An-nual Report, which contains further information about the Series' performance, is available to shareholders upon request and without charge. The table for the Managed Global Series should be read in conjunction with the financial statements of the Managed Global Series which are included in the Trust's Statement of Additional Information.

MULTIPLE ALLOCATION SERIES

                                         MULTIPLE ALLOCATION SERIES
                         --------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31
                         --------------------------------------------------------------------
                           1995      1994       1993        1992     1991     1990     1989*
                         --------  --------   --------    --------  -------  -------  -------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $  11.33  $  11.89   $  11.41    $  11.73  $ 10.26  $ 10.34  $ 10.00
                         --------  --------   --------    --------  -------  -------  -------
  Net investment
  income................     0.58      0.42       0.24        0.42     0.49     0.57     0.58
  Net gain (loss) on
  securities -- realized
  and unrealized........     1.56     (0.56)      1.03       (0.18)    1.57    (0.08)    0.44
                         --------  --------   --------    --------  -------  -------  -------
 Total from investment
 operations.............     2.14     (0.14)      1.27        0.24     2.06     0.49     1.02
                         --------  --------   --------    --------  -------  -------  -------
 Less distributions:
  Dividends from
  investment income.....    (0.45)    (0.42)     (0.24)      (0.42)   (0.49)   (0.57)   (0.58)
  Distributions from
  capital gains.........    (0.50)     0.00      (0.55)      (0.14)   (0.10)    0.00    (0.10)
                         --------  --------   --------    --------  -------  -------  -------
 Total distributions....    (0.95)    (0.42)     (0.79)      (0.56)   (0.59)   (0.57)   (0.68)
                         --------  --------   --------    --------  -------  -------  -------
 Net asset value, end of
 period................. $  12.52  $  11.33   $  11.89    $  11.41  $ 11.73  $ 10.26  $ 10.34
                         ========  ========   ========    ========  =======  =======  =======
Total Investment
Return..................    18.93%    (1.18)%    11.13%       1.88%   20.02%    4.74%    8.92%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $307,691  $299,392   $274,231    $116,040  $58,578  $24,347  $15,513
                         ========  ========   ========    ========  =======  =======  =======
 Ratio of expenses to
 average net assets.....     1.01%     1.00%      1.01%**     1.09%    1.33%    1.24%    2.35%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      N/A       N/A       0.03%**     0.10%    0.13%    0.68%    0.09%+
 Ratio of net investment
 income to average net
 assets.................     4.42%     3.56%      2.75%       3.65%    4.43%    5.73%    6.52%+
 Portfolio turnover
 rate...................   186.90%   291.00%    348.34%      92.68%   69.51%  162.45%  115.11%


-------------------
 * The Multiple Allocation Series commenced operations on January 24, 1989.

** The expense structure of the Trust was changed to a unified fee structure
   October 1, 1993. For additional information, see "Management of the Trust --
    The Manager."

 + Annualized.

 ++Non-annualized.

FULLY MANAGED SERIES*

                                           FULLY MANAGED SERIES
                         -------------------------------------------------------------------
                                          YEAR ENDED DECEMBER 31
                         -------------------------------------------------------------------
                           1995     1994       1993        1992     1991     1990    1989**
                         --------  -------   --------     -------  -------  ------   -------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $  11.70  $ 12.99   $  12.43     $ 11.94  $  9.51  $10.16    $10.00
                         --------  -------   --------     -------  -------  ------   -------
  Net investment
  income................     0.45     0.35       0.19        0.28     0.29    0.33      0.28
  Net gain (loss) on
  securities -- realized
  and unrealized........     1.98    (1.29)      0.75        0.49     2.43   (0.65)     0.16
                         --------  -------   --------     -------  -------  ------   -------
 Total from investment
 operations.............     2.43    (0.94)      0.94        0.77     2.72   (0.32)     0.44
                         --------  -------   --------     -------  -------  ------   -------
 Less distributions:
  Dividends from
  investment income.....    (0.34)   (0.35)     (0.19)      (0.28)   (0.29)  (0.33)    (0.28)
  Distributions from
  capital gains.........      --      0.00      (0.19)       0.00     0.00    0.00      0.00
                         --------  -------   --------     -------  -------  ------   -------
 Total distributions....    (0.34)   (0.35)     (0.38)      (0.28)   (0.29)  (0.33)    (0.28)
                         --------  -------   --------     -------  -------  ------   -------
 Net asset value, end of
 period................. $  13.79  $ 11.70   $  12.99     $ 12.43  $ 11.94  $ 9.51    $10.16
                         ========  =======   ========     =======  =======  ======   =======
Total Investment
Return..................    20.80%   (7.27)%     7.59%       6.23%   28.93%  (3.18)%    3.90%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $118,589  $99,854   $108,690     $37,696  $10,031  $5,426    $5,443
                         ========  =======   ========     =======  =======  ======   =======
 Ratio of expenses to
 average net assets.....     1.01%    1.00%      1.01%***    1.04%    1.50%   1.52%     2.69%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      N/A      N/A       0.04%***    0.20%    0.68%   1.27%     0.19%+
 Ratio of net investment
 income to average net
 assets.................     3.41%    2.62%      2.12%       2.38%    2.71%   3.38%     3.07%+
 Portfolio turnover
 rate...................   112.74%   66.06%     54.89%      27.37%   68.21%  99.59%   195.69%

-------------------
  * Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Port-folio Manager for the Fully Managed Series. Prior to that date, a differ-ent firm served as Portfolio Manager.

 ** The Fully Managed Series commenced operations on January 24, 1989.

*** The expense structure of the Trust was changed to a unified fee structure
    October 1, 1993. For additional information, see "Management of the Trust -- The Manager."

  + Annualized.

  ++Non-annualized.

LIMITED MATURITY BOND SERIES*

                                      LIMITED MATURITY BOND SERIES
                         -----------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31
                         -----------------------------------------------------------------
                          1995     1994      1993        1992     1991     1990    1989**
                         -------  -------   -------     -------  -------  -------  -------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $  9.98  $ 10.62   $ 10.43     $ 10.54  $ 10.15  $ 10.16  $ 10.00
                         -------  -------   -------     -------  -------  -------  -------
  Net investment
  income................    0.60     0.51      0.40        0.60     0.68     0.72     0.74
  Net gain (loss) on
  securities -- realized
  and unrealized........    0.57    (0.64)     0.23       (0.11)    0.42     0.00     0.19
                         -------  -------   -------     -------  -------  -------  -------
 Total from investment
 operations.............    1.17    (0.13)     0.63        0.49     1.10     0.72     0.93
                         -------  -------   -------     -------  -------  -------  -------
 Less distributions:
  Dividends from
  investment income.....      --    (0.51)    (0.40)      (0.60)   (0.68)   (0.72)   (0.74)
  Distributions from
  capital gains.........      --     0.00     (0.04)       0.00    (0.03)   (0.01)   (0.03)
                         -------  -------   -------     -------  -------  -------  -------
 Total distributions....      --    (0.51)    (0.44)      (0.60)   (0.71)   (0.73)   (0.77)
                         -------  -------   -------     -------  -------  -------  -------
 Net asset value, end of
 period................. $ 11.15  $  9.98   $ 10.62     $ 10.43  $ 10.54  $ 10.15  $ 10.16
                         =======  =======   =======     =======  =======  =======  =======
Total Investment
Return..................   11.72%   (1.19)%    6.20%       4.84%   11.27%    7.87%    9.69%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $90,081  $72,213   $72,219     $40,213  $16,144  $ 8,321  $ 2,631
                         =======  =======   =======     =======  =======  =======  =======
 Ratio of expenses to
 average net assets.....    0.61%    0.60%     0.61%***    0.72%    0.87%    0.81%    1.11%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............     N/A      N/A      0.04%***    0.27%    0.89%    2.09%    3.22%+
 Ratio of net investment
 income to average net
 assets.................    5.58%    4.73%     4.64%       5.71%    6.58%    7.47%    8.56%+
 Portfolio turnover
 rate...................  301.52%  209.00%   114.63%      63.25%  464.93%  373.13%  354.02%

-------------------
  * Since August 14, 1996, Equitable Investment Services, Inc. has served as Portfolio Manager for the Limited Maturity Bond Series. Prior to that date, other firms served as Portfolio Manager.

 ** The Limited Maturity Bond Series commenced operations on January 24, 1989.

*** The expense structure of the Trust was changed to a unified fee structure
    October 1, 1993. For additional information, see "Management of the Trust -- The Manager."

  + Annualized.

  ++Non-annualized.

HARD ASSETS SERIES*

                                      NATURAL RESOURCES SERIES
                         -------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31
                         -------------------------------------------------------------
                          1995     1994     1993       1992     1991    1990    1989*
                         -------  -------  -------    ------   ------  ------   ------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $ 13.88  $ 13.89  $  9.31    $10.46   $10.11  $11.89   $10.00
                         -------  -------  -------    ------   ------  ------   ------
  Net investment
  income................    0.15     0.13     0.07      0.14     0.13    0.13    (0.35)
  Net gain (loss) on
  securities -- realized
  and unrealized........    1.34     0.23     4.58     (1.15)    0.35   (1.78)    2.26
                         -------  -------  -------    ------   ------  ------   ------
 Total from investment
 operations.............    1.49     0.36     4.65     (1.01)    0.48   (1.65)    1.91
                         -------  -------  -------    ------   ------  ------   ------
 Less distributions:
  Dividends from
  investment income.....   (0.13)   (0.13)   (0.07)    (0.14)   (0.13)  (0.13)    0.00
  Distributions from
  capital gains.........   (0.20)   (0.24)    0.00      0.00     0.00    0.00    (0.02)
                         -------  -------  -------    ------   ------  ------   ------
 Total distributions....   (0.33)   (0.37)   (0.07)    (0.14)   (0.13)  (0.13)   (0.02)
                         -------  -------  -------    ------   ------  ------   ------
 Net asset value, end of
 period................. $ 15.04  $ 13.88  $ 13.89    $ 9.31   $10.46  $10.11   $11.89
                         =======  =======  =======    ======   ======  ======   ======
Total Investment
Return..................   10.69%    2.53%   49.93%    (9.81)%   4.70% (13.84)%  18.96%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $27,147  $32,879  $21,517    $2,916   $2,702  $2,552   $2,383
                         =======  =======  =======    ======   ======  ======   ======
 Ratio of expenses to
 average net assets.....    1.01%    1.00%    1.05%**   1.50%    1.50%   1.53%    5.46%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............     N/A      N/A     0.08%**   0.89%    1.94%   1.93%    1.36%+
 Ratio of net investment
 income to average net
 assets.................    0.89%    1.01%    1.03%     1.38%    1.21%   1.21%   (3.65)%+
 Portfolio turnover
 rate...................   24.47%   25.12%    4.77%    19.28%   38.63%  53.99%   21.95%


-------------------
 * Prior to January 23, 1997, the Hard Assets Series was named the Natural Re-sources Series. The Series commenced operations on January 24, 1989.

** The expense structure of the Trust was changed to a unified fee structure
   October 1, 1993. For additional information, see "Management of the Trust --
    The Manager."

 + Annualized.

 ++Non-annualized.

REAL ESTATE SERIES*

                                         REAL ESTATE SERIES
                         ----------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31
                         ----------------------------------------------------------------
                          1995     1994        1993        1992    1991    1990    1989**
                         -------  -------     -------     -------  -----  ------   ------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $ 11.29  $ 11.18     $  9.81     $  9.02  $7.05  $ 9.53   $10.00
                         -------  -------     -------     -------  -----  ------   ------
  Net investment
  income................    0.75     0.60        0.32        0.52   0.42    0.50     0.05
  Net gain (loss) on
  securities -- realized
  and unrealized........    1.12     0.11****    1.37****    0.79   1.97   (2.48)   (0.06)
                         -------  -------     -------     -------  -----  ------   ------
 Total from investment
 operations.............    1.87     0.71        1.69        1.31   2.39   (1.98)   (0.01)
                         -------  -------     -------     -------  -----  ------   ------
 Less distributions:
  Dividends from
  investment income.....   (0.53)   (0.60)      (0.32)      (0.52) (0.42)  (0.50)   (0.05)
  Distributions from
  capital gains.........      --     0.00        0.00        0.00   0.00    0.00    (0.41)***
                         -------  -------     -------     -------  -----  ------   ------
 Total distributions....   (0.53)   (0.60)      (0.32)      (0.52) (0.42)  (0.50)   (0.46)
                         -------  -------     -------     -------  -----  ------   ------
 Net asset value, end of
 period................. $ 12.63  $ 11.29     $ 11.18     $  9.81  $9.02  $ 7.05   $ 9.53
                         =======  =======     =======     =======  =====  ======   ======
Total Investment
Return..................   16.59%    6.34%      17.27%      13.87% 34.06% (20.78)%  (1.22)%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $34,975  $37,336     $29,000     $ 3,739  $ 710  $  320   $  670
                         =======  =======     =======     =======  =====  ======   ======
 Ratio of expenses to
 average net assets.....    1.01%    1.00%       1.04%#      1.18%  1.53%   1.48%    5.79%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............     N/A      N/A        0.10%#      1.79% 11.17%  10.80%    1.32%+
 Ratio of net investment
 income to average net
 assets.................    5.79%    5.31%       4.69%       5.74%  5.00%   5.95%    0.55%+
 Portfolio turnover
 rate...................   53.36%   64.18%      38.37%      17.57% 53.79%  47.16%   82.94%

-------------------
   * Since January 1, 1995, E.I.I. Realty Securities, Inc. has served as Port-folio Manager for the Real Estate Series. Prior to that date, different firms served as Portfolio Manager.

  ** The Real Estate Series commenced operations on January 24, 1989.

 *** During the period from January 24, 1989 to December 31, 1989, the Real
     Estate Series distributed capital per share of $.11.

**** The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of shares.

   # The expense structure of the Trust was changed to a unified fee structure
     October 1, 1993. For additional information, see "Management of the Trust -- The Manager."

   + Annualized.

   ++Non-annualized.

ALL-GROWTH SERIES*

                                           ALL-GROWTH SERIES
                         ---------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31
                         ---------------------------------------------------------------
                          1995     1994      1993      1992      1991     1990    1989**
                         -------  -------   -------   -------   -------  ------   ------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $ 11.86  $ 13.42   $ 12.64   $ 13.05   $  9.65  $10.59   $10.00
                         -------  -------   -------   -------   -------  ------   ------
  Net investment
  income................    0.18     0.11      0.05      0.08      0.11    0.19     0.09
  Net gain (loss) on
  securities --
  realized and
  unrealized............    2.47    (1.56)     0.78     (0.41)     3.40   (0.94)    0.66
                         -------  -------   -------   -------   -------  ------   ------
 Total from investment
 operations.............    2.65    (1.45)     0.83     (0.33)     3.51   (0.75)    0.75
                         -------  -------   -------   -------   -------  ------   ------
 Less distributions:
  Dividends from
  investment income.....   (0.14)   (0.11)    (0.05)    (0.08)    (0.11)  (0.19)   (0.09)
  Distributions from
  capital gains.........   (0.59)    0.00      0.00      0.00      0.00    0.00    (0.07)***
                         -------  -------   -------   -------   -------  ------   ------
 Total distributions....   (0.73)   (0.11)    (0.05)    (0.08)    (0.11)  (0.19)   (0.16)
                         -------  -------   -------   -------   -------  ------   ------
 Net asset value, end of
 period................. $ 13.78  $ 11.86   $ 13.42   $ 12.64   $ 13.05  $ 9.65   $10.59
                         =======  =======   =======   =======   =======  ======   ======
Total Investment
Return..................   22.42%  (10.77)%    6.56%    (2.59)%   36.48%  (7.35)%   7.20%++
Ratios and Supplemental
Data
 Total net assets, end
 of period
 (000's omitted)........ $93,198  $71,218   $56,491   $24,202   $11,857  $5,005   $3,572
                         =======  =======   =======   =======   =======  ======   ======
 Ratio of expenses to
 average net assets.....    1.01%    1.00%     1.01%#    1.31%     1.48%   1.51%    3.23%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............     N/A      N/A      0.01%#    0.04%     0.40%   1.51%    0.38%+
 Ratio of net investment
 income to average net
 assets.................    1.42%    1.08%     0.52%     0.61%     0.94%   1.99%    0.94%+
 Portfolio turnover
 rate...................   80.99%  195.65%    29.09%    20.13%    31.39%  88.29%   53.92%

-------------------
  * Since February 3, 1997, Pilgrim Baxter & Associates, Ltd. has served as Portfolio Manager for the All-Growth Series. Prior to that date, a differ-ent firm served as Portfolio Manager.

 ** The All-Growth Series commenced operations on January 24, 1989.

*** During the period from January 24, 1989 to December 31, 1989, the All-
    Growth Series distributed capital per share of $.07.

  # The expense structure of the Trust was changed to a unified fee structure
    October 1, 1993. For additional information, see "Management of the Trust -- The Manager."

  + Annualized.

  ++Non-annualized.

CAPITAL APPRECIATION SERIES

                                        CAPITAL APPRECIATION SERIES
                                     ---------------------------------------
                                          YEAR ENDED DECEMBER 31
                                     ---------------------------------------
                                       1995     1994      1993        1992*
                                     --------  -------   -------     -------
Per Share Operating Performance
 Net asset value, beginning of
 period............................. $  11.34  $ 11.76   $ 11.00     $ 10.00
                                     --------  -------   -------     -------
  Net investment income.............     0.19     0.23      0.13        0.12
  Net gain (loss) on securities --
   realized and unrealized..........     3.22    (0.42)     0.78        1.00
                                     --------  -------   -------     -------
 Total from investment operations...     3.41    (0.19)     0.91        1.12
                                     --------  -------   -------     -------
 Less distributions:
  Dividends from investment income..    (0.15)   (0.23)    (0.13)      (0.12)
  Distributions from capital gains..    (1.09)    0.00     (0.02)       0.00
                                     --------  -------   -------     -------
 Total distributions................    (1.24)   (0.23)    (0.15)      (0.12)
                                     --------  -------   -------     -------
 Net asset value, end of period..... $  13.51  $ 11.34   $ 11.76     $ 11.00
                                     ========  =======   =======     =======
Total Investment Return.............    30.16%   (1.59)%    8.31%      10.87%++
Ratios and Supplemental Data
 Total net assets, end of period
 (000's omitted).................... $122,227  $88,890   $87,219     $18,645
                                     ========  =======   =======     =======
 Ratio of expenses to average net
 assets.............................     1.01%    1.00%     1.02%***    0.91%+
 Decrease reflected in above expense
 ratio due to expense limitations...      N/A      N/A      0.04%***    0.27%+
 Ratio of net investment income to
 average net assets.................     1.53%    1.96%     1.69%       2.06%+
 Portfolio turnover rate............    97.55%   83.64%    66.82%       5.52%

RISING DIVIDENDS SERIES

                                                   RISING DIVIDENDS SERIES
                                                   -------------------------
                                                   YEAR ENDED DECEMBER 31
                                                   -------------------------
                                                    1995     1994    1993**
                                                   -------  -------  -------
Per Share Operating Performance
 Net asset value, beginning of period............. $ 10.22  $ 10.30  $ 10.00
                                                   -------  -------  -------
  Net investment income...........................    0.13     0.14     0.01
  Net gain on securities -- realized and
   unrealized.....................................    3.04    (0.08)    0.30
                                                   -------  -------  -------
 Total from investment operations.................    3.17     0.06     0.31
                                                   -------  -------  -------
 Less distributions:
  Dividends from investment income................   (0.09)   (0.14)   (0.01)
  Distributions from capital gains................      --     0.00     0.00
                                                   -------  -------  -------
 Total distributions..............................   (0.09)   (0.14)   (0.01)
                                                   -------  -------  -------
 Net asset value, end of period................... $ 13.30  $ 10.22  $ 10.30
                                                   =======  =======  =======
Total Investment Return...........................   31.06%    0.59%    3.10%++
Ratios and Supplemental Data
 Total net assets, end of period (000's omitted).. $81,210  $50,712  $14,430
                                                   =======  =======  =======
 Ratio of expenses to average net assets..........    1.01%    1.00%    0.24%++
 Ratio of net investment income to average net as-
  sets............................................    1.24%    1.88%    0.34%++
 Portfolio turnover rate..........................   42.50%   25.99%    2.79%

-------------------
  * The Capital Appreciation Series commenced operations on May 4, 1992.
 ** The Rising Dividends Series commenced operations on October 4, 1993.
*** The expense structure of the Trust was changed to a unified fee structure
    October 1, 1993. For additional information, see "Management of the Trust -- The Manager."
  + Annualized.
  ++Non-annualized.

EMERGING MARKETS SERIES

                                               EMERGING MARKETS SERIES
                                               -----------------------------
                                               YEAR ENDED DECEMBER 31
                                               -----------------------------
                                                1995        1994      1993*
                                               -------     -------   -------
Per Share Operating Performance
 Net asset value, beginning of period......... $ 10.08     $ 12.44   $ 10.00
                                               -------     -------   -------
  Net investment income.......................    0.04        0.00      0.00
  Net gain (loss) on securities -- realized
   and unrealized.............................   (1.06)      (1.89)     2.44
                                               -------     -------   -------
 Total from investment operations.............   (1.02)      (1.89)     2.44
                                               -------     -------   -------
 Less distributions:
  Dividends from investment income............      --        0.00      0.00
  Distributions from capital gains............   (0.00)***   (0.47)     0.00
                                               -------     -------   -------
 Total distributions..........................   (0.00)      (0.47)     0.00
                                               -------     -------   -------
 Net asset value, end of period............... $  9.06     $ 10.08   $ 12.44
                                               =======     =======   =======
Total Investment Return.......................  (10.11)%    (15.18)%   24.40%++
Ratios and Supplemental Data
 Total net assets, end of period (000's omit-
  ted)........................................ $47,974     $65,224   $31,181
                                               =======     =======   =======
 Ratio of expenses to average net assets......    1.53%       1.73%     0.38%++
 Ratio of net investment income to average net
  assets......................................    0.40%       0.03%     0.00%++
 Portfolio turnover rate......................  140.57%     105.88%     0.00%

VALUE EQUITY SERIES

                                                                    VALUE EQUITY
                                                                       SERIES
                                                                    ------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31
                                                                       1995**
                                                                    ------------
Per Share Operating Performance
 Net asset value, beginning of the period..........................   $ 10.00
                                                                      -------
 Income from investment operations:
  Net investment income............................................      0.08
  Net realized and unrealized gain on investments..................      3.44
                                                                      -------
 Total from investment operations..................................      3.52
                                                                      -------
 Less distributions:
  Dividends from investment income.................................     (0.06)
  Distributions from capital gains.................................     (0.28)
                                                                      -------
 Total distributions...............................................     (0.34)
                                                                      -------
 Net asset value, end of the period................................   $ 13.18
Total return.......................................................     35.21%
                                                                      -------
Ratios/Supplemental Data
 Net assets, end of period (in thousands)..........................   $28,830
                                                                      -------
 Ratio of expenses to average net assets...........................      1.01%
                                                                      =======
 Ratio of net investment income to average net assets..............      1.53%
                                                                      =======
 Portfolio turnover rate...........................................     86.36%
                                                                      =======

-------------------
  *The Emerging Markets Series commenced operations on October 4, 1993.

 **The Value Equity Series commenced operations on January 1, 1995.

***Amount represents less than $0.01 per share.

  ++Non-annualized.

STRATEGIC EQUITY SERIES

                                                                     STRATEGIC
                                                                       EQUITY
                                                                       SERIES
                                                                    ------------
                                                                    PERIOD ENDED
                                                                    DECEMBER 31
                                                                        1995
                                                                    ------------
Per Share Operating Performance
 Net asset value, beginning of period..............................    $10.00
                                                                       ------
  Net investment income............................................      0.06
  Net realized and unrealized loss on investments..................     (0.03)#
                                                                       ------
 Total from investment operations..................................      0.03
                                                                       ------
 Less Distributions:
  Dividends from net investment income.............................     (0.02)
  Distributions from capital gains.................................        --
                                                                       ------
 Total Distributions...............................................     (0.02)
                                                                       ------
 Net asset value, end of period....................................    $10.01
                                                                       ======
Total return.......................................................      0.33%++
Ratios and Supplemental Data
 Net assets, end of period (in thousands)..........................    $8,067
                                                                       ======
 Ratio of expenses to average net assets...........................      1.00%+
 Ratio of net investment income to average net assets..............      4.04%+
 Portfolio turnover rate...........................................     28.57%



-------------------
* The Strategic Equity Series commenced operations on October 2, 1995.

+ Annualized.

++Non-annualized.

# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of shares.

MANAGED GLOBAL SERIES

                                              MANAGED GLOBAL SERIES
                                       ----------------------------------------
                                       YEAR ENDED DECEMBER 31,      FOR PERIOD
                                       --------------------------  DECEMBER 31,
                                        1995    1994**     1993        1992
                                       -------  -------   -------  ------------
Net asset value, beginning of year.... $  9.26  $ 10.67   $ 10.01    $ 10.00
                                       -------  -------   -------    -------
 Income/(loss) from investment
 operations:
  Net investment income (loss) #......    0.05     0.07      0.06       0.02
  Net realized and unrealized
  gain/(loss) on investments..........    0.65    (1.48)     0.60      (0.01)
                                       -------  -------   -------    -------
 Total from investment operations.....    0.70    (1.48)     0.66       0.01
                                       -------  -------   -------    -------
 Net asset value, end of year......... $  9.96  $  9.26   $ 10.67    $ 10.01
                                       -------  -------   -------    -------
Total Return..........................    7.56%  (13.21)%    6.59%      0.10%
                                       -------  -------   -------    -------
Ratios to Average Net
Assets/Supplemental Data
 Net assets, end of year (in 000's)... $72,419  $86,255   $88,510    $38,699
                                       =======  =======   =======    =======
 Ratio of operating expenses average
 net assets...........................    1.25%    1.31%     1.69%      0.34%+
 Decrease reflected in above expense
 ratio due to expense limitations
 ***..................................    0.09%    0.09%     0.03%        --+
 Ratio of net investment income to
 average net assets...................    0.51%    0.69%     0.56%      0.28%+
 Portfolio turnover rate..............      44%     168%      108%         0%


-------------------
  * The Managed Global Series commenced operations on October 21, 1992.

 ** On July 1, 1994, Warburg, Pincus Counsellors, Inc. became Portfolio Man-ager of the Series. Prior to that date, the Series had been managed by an-other Portfolio Manager.

*** Prior to September 3, 1996, the Manager reimbursed certain expenses of the Managed Global Account of Separate Account D (the "Account"), the prede-cessor of the Managed Global Series. For the years ended 1995 and 1994, and for a portion of the year ended 1993, the Manager agreed voluntarily to reimburse ordinary expenses that exceeded 1.25% (including the Manag-er's fee) of the average daily net assets of the Account. Without such re-imbursement, the expenses of the Account would have been 1.34%, 1.40%, and 1.72% for the years ended 1995, 1994, and 1993, respectively. No such re-imbursements were granted for the period ending December 31, 1992.

  + Not annualized.

  # Per share data numbers have been calculated using the average share meth-od.

LIQUID ASSET SERIES*

                                         LIQUID ASSET SERIES
                         ----------------------------------------------------------
                                        YEAR ENDED DECEMBER 31
                         ----------------------------------------------------------
                          1995     1994     1993     1992     1991    1990   1989**
                         -------  -------  -------  -------  ------  ------  ------
Per Share Operating
Performance
 Net asset value,
 beginning of period.... $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                         -------  -------  -------  -------  ------  ------  ------
  Net investment in-
   come.................   0.054     0.04     0.03     0.03    0.05    0.07    0.08
                         -------  -------  -------  -------  ------  ------  ------
 Total from investment
 operations.............   0.054     0.04     0.03     0.03    0.05    0.07    0.08
                         -------  -------  -------  -------  ------  ------  ------
 Less distributions:
  Dividends from
  investment income.....  (0.054)   (0.04)   (0.03)   (0.03)  (0.05)  (0.07)  (0.08)
                         -------  -------  -------  -------  ------  ------  ------
 Total distributions....  (0.054)   (0.04)   (0.03)   (0.03)  (0.05)  (0.07)  (0.08)
                         -------  -------  -------  -------  ------  ------  ------
 Net asset value, end of
 period................. $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                         =======  =======  =======  =======  ======  ======  ======
Total Investment Re-
 turn...................    5.51%    3.89%    2.64%    3.13%   5.66%   7.75%   7.67%++
Ratios and Supplemental
 Data
 Total net assets, end
  of period
  (000's omitted)....... $38,589  $46,122  $16,808  $13,206  $9,790  $8,709  $2,352
                         =======  =======  =======  =======  ======  ======  ======
 Ratio of expenses to
  average net assets....    0.61%    0.61%    0.61%    0.74%   0.76%   0.66%   0.90%+
 Decrease reflected in
  above expense ratio
  due to expense
  limitations...........      --       --     0.08%    0.50%   1.01%   1.84%   3.26%+
 Ratio of net investment
  income to average net
  assets................    5.39%    3.89%    2.60%    3.04%   5.48%   7.56%   8.99%+


-------------------
 * Since August 14, 1996, Equitable Investment Services, Inc. has served as Portfolio Manager for the Liquid Asset Series. Prior to that date, other firms served as Portfolio Manager.

**The Liquid Asset Series commenced operations on January 24, 1989.

 +Annualized.

 ++Non-annualized.

 INVESTMENT OBJECTIVES AND POLICIES

Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manag-er. There can be no assurance that any of the Series will achieve its invest-ment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should care-fully consider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the indi-vidual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital apprecia-tion and there is a substantial risk of decline. With respect to debt securi-ties, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

Each Series except the Managed Global Series is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with re-spect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. The Managed Global Series is classified as "non-diversified," which means that the Series is not limited by the In-vestment Company Act of 1940 in the amount of assets that it may invest in the securities of a single issuer. However, the Series will meet the diversifica-tion requirements under the Internal Revenue Code applicable to mutual funds and variable contracts. Further, the Managed Global Series may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Series' assets would be invested in the securities of any one issuer, ex-cept that this restriction does not apply to U.S. Government securities or foreign government securities, and the Series may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer. Because the Series is "non-diversified" and may invest in a smaller number of individual issuers than a series which is "diversified," an investment in the Series may, under certain circumstanc-es, present greater risk to an investor than an investment in a Series which is diversified. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diversi-fied series. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding vot-ing shares of that Series.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them with-out shareholder approval.

MULTIPLE ALLOCATION SERIES
The investment objective of the Multiple Allocation Series is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strate-gies and techniques. The Portfolio Manager for the Series is Zweig Advisors Inc.

In seeking to maximize total return, the Series will follow an asset alloca-tion strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Series' investments will be designed to maximize total return during all economic and financial environments, consis-tent with the preservation of capital and elimination of unnecessary risk, as determined by the Portfolio Manager.

The Series will invest up to 60% of its total assets in U.S. Government secu-rities and investment grade debt securities of domestic and foreign issuers, and up to 50% of its total assets in equity securities, including common and preferred stocks, convertible debt securi-ties, and warrants. If the Portfolio Manager deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a sub-stantially higher percentage (but generally not more than 60%) of the Series' total assets may be invested in such equity securities. If, however, the Port-folio Manager believes that the stock market investment environment is uncer-tain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in debt securities and/or money market instruments. During periods when the Port-folio Manager believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash.

Furthermore, if the Portfolio Manager believes that inflationary or monetary conditions warrant a significant investment in companies involved in gold op-erations, the Series may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distrib-uting gold or other precious metals.

The Portfolio Manager will determine the extent of the Series' investment in debt and equity securities, primarily on the basis of various debt and equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The debt market timing techniques incorporate various indicators, including the momentum of bond prices, short-term interest rate trends, infla-tion indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the debt markets. The equity market timing techniques incorporate general mar-ket indicators, including interest rate and monetary analysis, market senti-ment indicators, price and trading volume statistics, and measures of valua-tion, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall perfor-mance and the risk of the stock market. There is no assurance that these debt or equity market timing techniques will eliminate the risks of debt and equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such op-tions; short sales of securities; purchasing and selling stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of "special situation" companies, "gold operations" companies, and foreign issuers; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities. The debt and equity components of the Series' portfolio may include such investments.

The maturities of the debt securities in the Series' portfolio will vary based in large part on the Portfolio Manager's expectations as to future changes in interest rates. However, the Portfolio Manager expects that the debt component of the Series' portfolio will normally be invested primarily in intermediate debt securities, i.e., those with remaining maturities of five to ten years, and/or long-term debt securities, i.e., those with remaining maturities in ex-cess of ten years. The Portfolio Manager expects that the equity portion of the Series' portfolio will be widely diversified by both industry and the num-ber of issuers. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of a proprietary com-puter-driven stock selection model that evaluates and ranks higher dividend yield stocks. The Portfolio Manager will consider, from a list of approxi-mately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Portfolio Manager will then use, for the selec-tion of stocks, a proprietary computer-driven stock selection model that eval-uates and ranks such higher dividend yield stocks on the basis of various fac-tors, which may include earnings momentum, earnings growth, price-to-book val-ue, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. Such stock selection model may evolve or be re-placed by other stock selection techniques intended to achieve the Series' objective.

From time to time the Series may invest in companies that are determined by the Portfolio Manager to represent a "special situation." A special situation reflects securities which are expected to be accorded favorable or unfavorable market recognition within a reasonably estimable period of time, at an appreciated or depreciated value, respectively, solely by reason of a develop-ment particularly or uniquely applicable to the issuing company. Developments that may create special situations include, among others: a buy out; expected market recognition of asset value; asset reorganization; recapitalization, tender offer or merger; material litigation; technological breakthrough; and new management or management policies. However, since the situations may not develop as anticipated, e.g., a tender offer may be successfully defended against or a merger may fall through, the Series could incur losses.

The Series may also invest in the equity securities (particularly common stocks) of companies involved in the exploration, mining, development, produc-tion, and distribution of gold. The Series may invest in issuers located in any part of the world. The Portfolio Manager believes that the securities of companies involved in gold operations may offer protection against inflation and monetary instability and, thus, when deemed appropriate by the Portfolio Manager, the Series may invest up to 10% of its total assets in such securi-ties. The Series may also invest in the securities of other companies primar-ily engaged in the exploration, mining, processing, fabrication, or distribu-tion of other natural resources, including minerals and metals such as silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates, but the Series expects that such investments would be secondary to investments in companies involved in gold operations, as protection against inflation and monetary instability. Investment in gold and other natural resources presents risks because the prices of gold and such other resources have fluctuated sub-stantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The prices of gold shares and other mining shares frequently fluctuate even more dramatically than the prices of gold and other resources. The unstable politi-cal and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities in South African companies.

The Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a de-cline in market price. The Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular secu-rity or group of securities is likely as a result of an unfavorable "special situation" or other reasons. The Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementa-tion of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline. For ad-ditional information, see "Description of Securities and Investment Tech-niques -- Short Sales."

The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. As further described under "Borrowing," in the discussion on "Description of Securities and Investment Techniques," any such borrowing will be made only from banks and is subject to certain percent-age limitations described under "Borrowing."

FULLY MANAGED SERIES
The Fully Managed Series' investment objective is to earn, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securi-ties and money market instruments to preserve its principal value during un-certain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others. Total investment return consists of current income, including dividends, interest and discount accruals, and capital ap-preciation. Current income will be an important component of the Series' ef-fort to maximize total return. The Portfolio Manager for the Series is T. Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well-known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valua-tion" discipline to identify stocks whose prospects for price appreciation, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real es-tate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well-recognized trademarks or es-tablished brand names; and the company's earnings or growth potential. The Portfolio Manager also seeks to identify securities that have been over-dis-counted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse condi-tions are reflected in the price of the company's securities, the risks asso-ciated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most investors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securi-ties purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the follow-ing money market instruments which have remaining maturities not exceeding one year: (i) obligations issued or guaranteed by the U.S. Government, its agen-cies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of pur-chase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, in-cluding options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agree-ments and reverse repurchase agreements; lending portfolio securities to bro-kers, dealers, banks, or other recognized institutional borrowers of securi-ties; purchasing restricted securities; purchasing securities of foreign is-suers; entering into forward currency contracts and currency exchange transac-tions for hedging purposes; and borrowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

LIMITED MATURITY BOND SERIES
The Limited Maturity Bond Series' primary investment objective is the highest current income consistent with low risk to principal and liquidity. As a sec-ondary objective, the Series also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available with-out significant risk to principal. The Portfolio Manager for this Series is Equitable Investment Services, Inc.

The Series pursues its objectives primarily by investing in a diversified portfolio of limited maturity debt securities. These are short-to-intermedi-ate-term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate-term debt securities. Generally, the Series' portfolio securities are selected from as many as ten sectors of the fixed income market, each rep-resenting a different type of fixed income investment. The ten sectors are as follows:

(i) U.S. Treasury obligations;

(ii) U.S. Government agency and instrumentality securities;

(iii) repurchase agreements with respect to U.S. Treasury obligations and U.S. Government agency and instrumentality securities;

(iv) asset-backed securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies or collateralized by U.S. Treasury obligations or U.S. Government agency securities, mortgages pooled by high-quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans;

(v) banking industry obligations, including certificates of deposit, time de-posits, and bankers' acceptances issued by commercial banks;

(vi) savings industry obligations, including certificates of deposit and time deposits issued by savings and loan associations;

(vii) corporate debt securities;

(viii) corporate commercial paper, consisting primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs;

(ix) variable or floating rate securities, the coupon rates of which vary with a designated money market index; and

(x) foreign securities denominated in U.S. dollars.

For additional information as to the characteristics and risks of investments in several of these sectors, see the "Description of Securities and Investment Techniques" in this Prospectus.

The Portfolio Manager conducts a continuing review of sector yields and other information. These data are analyzed in light of market conditions and trends in order to determine which investment sectors offer the best values on a to-tal return basis. Where the yield of a sector exceeds that of comparable U.S. Treasury obligations, the excess yield or "premium" is analyzed to determine whether and to what extent it reflects additional risk in that sector. During periods that yield differentials available in the non-governmental sectors do not appear to justify the additional risks involved, the Series will invest more heavily in U.S. Treasury obligations and U.S. Government agency and in-strumentality securities.

Ordinarily, the Series' portfolio will include securities from five or more of the investment sectors. The Series does not intend to concentrate 25% or more of its total assets in debt securities of issuers in any single industry.

After the sectors for investment have been chosen, individual securities are selected from within these sectors on the basis of yield, creditworthiness, and liquidity. The Series will invest in corporate debt securities and vari-able or floating rate securities only if such securities are rated Baa or bet-ter by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Stan-dard & Poor's Ratings Group ("Standard & Poor's"), or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that they are of equivalent quality. The Series will invest in corporate commercial paper only if rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager deter-mines that the commercial paper is of equivalent quality. For additional in-formation, see "Appendix 1: Description of Bond Ratings" in the Statement of Additional Information.

The Series seeks to reduce risk, increase income, and preserve or enhance to-tal return by actively managing the maturity of its portfolio in light of mar-ket conditions and trends. When, in the opinion of the Portfolio Manager, mar-ket indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

During periods of rising or falling interest rates, the Series may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options there-on. Such a strategy involves using the contracts as a maturity management de-vice that reduces risk and preserves total return while the Series is restruc-turing its portfolio in response to the changing interest rate environment. For information on such contracts, see "Description of Securities and Invest-ment Techniques."

The dollar-weighted average maturity of the Series' portfolio will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or float-ing rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the ma-turities of the securities underlying the futures contracts.

The Series may invest in private placements of debt securities. The Series may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Prospectus entitled "Description of Secu-rities and Investment Techniques."

HARD ASSETS SERIES
The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks this objective by investing primarily in equity and debt securities of companies engaged in the exploration, devel-opment, production, management, and distribution of hard assets such as gold and other precious metals, strategic metals, minerals, oil, natural gas, coal and real estate investment trusts. The Series may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an in-vestment objective; it is anticipated that the Series will realize only a nom-inal amount of current income. The Series' Portfolio Manager is Van Eck Asso-ciates Corporation.

The Series' Portfolio Manager believes securities of some natural resources companies, sometimes referred to as "hard asset" companies, offer an opportu-nity to protect wealth against eroding monetary values. The Portfolio Manager believes that recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of money supply growth, have, at times, had long-term inflationary consequences. Generally, during pe-riods of accelerating inflation, the prices of many natural resources equity securities sometimes have risen faster than the rate of inflation; and the Portfolio Manager believes that they will continue to do so in the future. During such periods, interest rates and yields on industrial shares have ris-en, causing the prices of fixed income and industrial equity securities to de-cline. The Portfolio Manager anticipates that inflation and the price of cer-tain natural resources will continue on a long-term upward trend with alter-nating cycles as credit is overexpanded and subsequently tightened. Since the market action of shares of companies engaged in certain natural resources ac-tivities may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assur-ance that an increased rate of return or reduced fluctuation of a portfolio will be achieved. Thus, an investment in the Series' shares should be consid-ered part of an overall investment program rather than a complete investment program.

The Series may invest in securities of foreign issuers, including securities of South African issuers. The relative amount of the Series' investment in foreign issuers will change from time to time, and the Series is subject to certain guidelines for diversification of foreign security investments. In-vestments by the Series in securities of foreign issuers may involve particu-lar investment risks. See "Description of Securities and Investment Tech-niques" in this Prospectus. Political and social conditions in South Africa, due to former segregation policies of the South African government and unset-tled political conditions prevailing in South Africa and neighboring coun-tries, may pose certain risks to the Series' investments. If aggravated by lo-cal or international developments, such risks could have an adverse effect on investments in South Africa, including the Series' investments and, under cer-tain conditions, on the liquidity of the Series' portfolio and its ability to meet shareholder redemption requests.

The Series will normally invest at least 65% of its total assets in securities of companies engaged in the above-described hard asset activities. The Series reserves the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins and other precious metal (silver and platinum) bullion. The Series may invest over 25% of its as-sets in securities of companies predominantly engaged in gold operations, al-though the Series will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Series' assets (taken at market value at the time of such investment) would be invested in securi-ties of companies predominantly engaged in gold operations and in gold bullion and coins. The Series may also invest up to 25% of the value of its total as-sets in real estate investment trusts. The Series may also invest directly in other commodities including petroleum and strategic metals. The Series may in-vest up to 35% of the value of its total assets in: (a) common stock of compa-nies not engaged in natural resources activities, (b) investment-grade corpo-rate debt securities, (c) obligations issued or guaranteed by U.S. or foreign governments, (d) money market instruments, and (e) repurchase agreements.

During periods of less favorable economic and/or market conditions, the Series may make substantial investments for temporary defensive purposes in obliga-tions of the U.S. Government, certificates of deposit, bankers' acceptances, investment grade commercial paper, and repurchase agreements.

The Series may engage in short sales, and may lend portfolio securities. The Series may also invest up to 5% of its assets at the time of purchase in war-rants, and may purchase or sell put or call options on securities and foreign currencies. The Series may engage in futures contracts and options on those contracts. These techniques are described in "Description of Securities and Investment Techniques."

Since the Series may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concen-trate in securities of companies engaged in gold operations, the Series may be subject to greater risks and market fluctuations than other investment compa-nies with more diversified portfolios. At the present time, many major produc-ers of gold bullion are located in foreign countries, and the production and marketing of gold, precious metals, and other natural resources may be af-fected by the risks of investing in foreign countries, including actions of and changes in governments. Gold and natural resources securities may be cy-clical in nature. Based upon historical experience, during periods of economic or financial instability, the securities of some gold and other natural re-sources companies may be subject to broad price fluctuations, reflecting vola-tility of prices and, in some instances, instability of supply of precious and other metals, oil, coal, timber, or other natural resources. Instability of prices may affect earnings of gold and other natural resources companies and may adversely affect the financial condition of such companies. In addition, some natural resources companies may also be subject to the risks generally associated with extraction of gold and natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and others.

REAL ESTATE SERIES
The primary investment objective of the Real Estate Series is capital appreci-ation. Current income is a secondary objective. The Series seeks these objec-tives primarily through investment in publicly traded equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Securities are selected for long-term investment. It is generally not the policy of the Series to purchase securities merely for short-term gain, although there may be a limited number of short-term transactions. The Portfolio Manager for the Series is E.I.I. Realty Securities, Inc.

The Series will invest not less than 65% of its total assets in common and preferred stocks and convertible preferred securities of companies which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management, or sale of resi-dential, commercial, or industrial real estate, which include listed equity real estate investment trusts which own properties, and listed mortgage real estate investment trusts which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Series may invest more than 25% of its total assets in any of the foregoing sectors of the real estate industry. The Series' assets may, however, be in-vested in money market instruments and U.S. Government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defen-sive investment strategy.

The Series may invest up to 35% of its total assets in equity, debt, or con-vertible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building sup-plies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers. The Se-ries also may invest in the securities of companies unrelated to the real es-tate industry but which have significant real estate holdings believed to be undervalued relative to the price of the companies' securities.

In addition to the common and preferred stocks described above, the Series may invest up to 35% of its total assets in securities believed by the Portfolio Manager to be undervalued and have capital appreciation potential, including warrants and other rights to purchase securities (up to 5% of total assets), bonds, convertible securities, and publicly traded limited partnerships listed on national securities exchanges or NASDAQ. The Series may invest up to 5% of its total assets in bonds, convertible securities, and limited partnerships traded on the Toronto or London Stock Exchanges. The Series may also invest up to 20% of its assets, measured at the time of investment, in high yield con-vertible bonds that are rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager). See "High Yield Bonds."

There are risks inherent in the Series' investment policies. The Series may be subject to the risks associated with the direct ownership of real estate be-cause of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: de-clines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Further, equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, de-faults by borrowers, self liquidation, and the possibility of failing to qual-ify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940. Finally, certain real estate investment trusts may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ALL-GROWTH SERIES
The All-Growth Series' investment objective is capital appreciation. The Se-ries seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio Manager for the Series is Pilgrim Baxter & Associ-ates, Ltd.

In considering securities for the Series, the Portfolio Manager (1) selects for investment those companies whose unique characteristics or proprietary ad-vantages, it believes, offer the best prospects for above average increases in revenues and earnings; (2) selects companies that tend to be grouped in indus-tries that, from time to time, are judged to be less likely to be affected by the business cycle and/or have already experienced the negative effects of the capital markets; and (3) monitors both companies and their industries to make certain they retain the characteristics that led to their selection in the first place.

The Series' investment policy stresses flexibility and adaptability in arrang-ing its portfolio to seek the desired results. Common stocks will generally constitute a majority of the portfolio, but the Series may invest in preferred stocks and debt securities (including money market obligations) when, in the judgment of the Portfolio Manager, a more conservative investment position seems appropriate in light of anticipated market conditions. The Series will not invest for purposes of exercising management or control.

Assets of the Series will be subject to the risks of investment in equity se-curities, i.e., there is no assurance of capital appreciation and there is a substantial risk of decline. Investment in the securities of unseasoned compa-nies may in some instances involve a higher degree of risk than investments in securities of companies with longer operating histories. Any current income from dividends received from such securities will be entirely incidental. The Series is not suitable for investors seeking a consistent and/or minimum level of income.

The Series may invest up to 10% of its assets in securities of foreign is-suers. The Series may also engage in short sales. The Series may also write "covered" listed put and call equity options including options on stock indi-ces, and purchase such options; purchase and sell stock index, interest rate, and other futures contracts; and purchase options on such futures. It is not the policy of the Series to invest in securities of companies with no operat-ing history. The Series is permitted to borrow for the purpose of making leveraged investments, subject to regulatory restrictions. For discussion of the risks involved in these investment techniques, see "Description of Securi-ties and Investment Techniques."

CAPITAL APPRECIATION SERIES
The investment objective of the Series is to generate long-term capital growth. In seeking this objective, the Series will invest primarily in common stock and preferred stock that will be allocated between two categories of stocks described below and referred to as "components." The components in which the Series will invest are the growth component and the value component. The Portfolio Manager for the Series is Chancellor LGT Asset Management, Inc.

The Portfolio Manager will allocate the Series' assets between the two compo-nents in an effort to maximize the potential for achieving the Series' overall objective. The Port-folio Manager may allocate the assets between the components in its discretion in any proportion that it deems appropriate. The Portfolio Manager is free to allocate the Series' assets such that, at any point in time, there may be lit-tle or no assets allocated to one of the components. The Portfolio Manager may select a particular security for inclusion in both components, provided that it meets the criteria for each component. The Portfolio Manager will select securities for each component based upon the criteria for each component as described below:

The Growth Component. The securities eligible for this component are those that the Portfolio Manager believes have the following characteristics: they have stability and quality of earnings and positive earnings momentum; have dominant competitive positions; and demonstrate above-average growth rates as compared to published Standard & Poor's 500 Composite Stock Price Index ("S&P 500") earnings projections.

The Value Component. Securities eligible for this component are those that the Portfolio Manager regards as fundamentally undervalued, i.e., securities sell-ing at a discount to asset value and securities with a relatively low price- /earnings ratio. The securities eligible for this component may include real estate stock such as securities of publicly owned companies that, in the Port-folio Manager's judgment, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value. Real estate stocks may also include those issued by companies in industries related to real estate, including companies that own, develop or provide serv-ices to income-producing real estate, and commercial and community developers, and may include real estate investment trusts and "land rich" companies, which are companies that are not in the real estate industry but that have signifi-cant real estate related assets and whose stock price may be affected by the real estate assets they hold.

If the Portfolio Manager believes that the expected market return for equity securities over a twelve-month period is less than a premium over U.S. Trea-sury bills that equity securities have historically provided, the Series may, as a temporary defensive measure, invest up to 40% of its assets in money mar-ket instruments and short-term investment grade debt securities until market conditions improve. Investment grade securities are generally those rated at least Baa by Moody's or BBB by Standard & Poor's, or unrated securities that the Portfolio Manager determines are of comparable quality. The Series from time to time may invest in money market instruments to the extent appropriate, pending investment in the types of securities in which the Series normally in-vests or in anticipation of redemptions. Money market instruments in which the Series may invest include U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, commercial paper and other U.S. dollar-denominated obligations of domestic and foreign corporations, and repurchase agreements.

To maximize potential return, the Portfolio Manager may use the following in-vestment methods: writing "covered" listed put and call equity options includ-ing options on stock indices, and purchasing such options; purchasing and selling stock index, interest rate, and other futures contracts, and purchas-ing options on such futures; entering into repurchase agreements; and borrow-ing from banks to purchase securities. The Series may also invest up to 20% of its total assets in Depositary Receipts. The Series may engage in short sales and short sales "against the box." See "Description of Securities and Invest-ment Techniques" for further discussion of these investment methods. For a discussion of investment in investment grade debt securities, see "Debt Secu-rities." For a description of the risks of investment in industries related to real estate, see "Investment Objectives and Policies -- Real Estate Series."

RISING DIVIDENDS SERIES
The investment objective of the Rising Dividends Series is capital apprecia-tion. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne, Anderson Investment Management, L.P.

In seeking these objectives the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

(i) Consistent dividend increases -- The company must have increased its divi-dends in seven of the last ten years.

(ii) Substantial dividend increases -- The company must have at least doubled its dividends in the last ten years.

(iii) Reinvested profits -- The company must reinvest at least 35% of its profits annually.

(iv) Under-leveraged balance sheet -- The company must have less than 35% of its total capitalization in long-term debt.

In selecting securities, the Portfolio Manager screens a universe of over 13,000 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that approximately 350 companies will meet the criteria, each of which is individually analyzed by the Portfo-lio Manager to consider its past and present competitive position within its respective industry. Each security is analyzed on a proprietary computer ma-trix, based on the Portfolio Manager's projections of each company's growth in earnings, cash flow, and dividends. Target prices and value ranges are devel-oped from this analysis. The securities are ranked based on their potential total return, and their risk/reward ratio. The final decision to invest in a stock includes an analysis of the company's position in its industry and the industry cycle in the economy. The individual security selection is overlaid with a sector allocation discipline to avoid overconcentration in any single sector.

It is anticipated that the Series' portfolio will generally contain a minimum of 30-40 issues. In addition, it is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Se-ries' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid. The Portfolio Manager periodically monitors the Se-ries' equity securities to assure they meet the four criteria. A security will generally be sold when it reaches its target price, when negative changes oc-cur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. A 15% price decline in a stock, relative to the market, triggers a re-appraisal. The reappraisal may result in a sale, but each buy/sell decision is made on the merits and fundamentals of that particu-lar situation. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfo-lio Manager deems a suitable investment. Equity securities are deemed to in-clude common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency exchange transactions for hedging purposes. During those times when equity se-curities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securi-ties or in cash or cash equivalents.

EMERGING MARKETS SERIES
The investment objective of the Emerging Markets Series is long-term growth of capital. The Series seeks this objective by investing primarily in equity se-curities of companies that are considered to be in emerging market countries. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital. The Series will be diversi-fied by issuer, and normally will be invested in companies located in at least six different emerging market countries. The investment philosophy of the Se-ries is to attempt to capitalize upon emerging capital markets in developing nations and other nations in which the Portfolio Manager believes that eco-nomic and political factors are likely to produce above average growth rates. The Series' Portfolio Manager is Bankers Trust Company. Bankers Trust Company has entered into a sub-advisory agreement with BT Fund Managers (Internation-al) Limited pursuant to which BT Fund Managers (International) Limited pro-vides advisory and management services with respect to the Series' assets al-located for investment in the Pacific Basin.

At least 65% of the Series' assets normally will be invested in the equity se-curities of issuers in countries that are identified as emerging market coun-tries in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or a country that the Portfolio Manager otherwise believes is an emerging market country because it has a developing economy or because its markets have begun a proc-ess of change and are growing in size and/or sophistication.

The Portfolio Manager will allocate the Series' assets for investment in emerging market countries in its discretion, taking into account economic and political factors that may include, among others, relative market valuation, earnings momentum, supply and demand, the prospects for relative growth among the regions and the countries therein, expected levels of inflation, govern-mental policies influencing business conditions, the outlook for currency re-lationships, and the range of alternative opportunities available to interna-tional investors. The Portfolio Manager may determine to change its allocation at any time.

For purposes of allocating the Series' investments, a company will be consid-ered located in the country in which the company is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced. Eq-uity securities that may be acquired include common stock and other securities with equity characteristics, including preferred stock, rights and warrants, convertible securities, which may consist of debt securities or preferred stock that may be converted into common stock or that carry the right to pur-chase common stock, and shares of investment companies.

In selecting securities in emerging market countries, the Portfolio Manager seeks undervalued investment opportunities for growth. The Portfolio Manager uses a disciplined, value-oriented investment philosophy that generally stresses the inherent value of companies under examination, usually based upon the medium term outlook for such companies. Securities may be considered for the company's fundamental financial characteristics, its earnings potential, or the potential for economic development of the country or region in which the company is located.

To the extent that the Series' assets are not invested in emerging market eq-uity securities, the remainder of the Series' assets, which normally will not exceed 35% of net assets, may be invested in debt securities issued or guaran-teed by corporate or governmental issuers in an emerging market country (in-cluding Brady Bonds) or an industrialized country, including the United States; in bank deposits or bank obligations (including certificates of depos-it, time deposits, and bankers' acceptances) of banks in emerging market or industrialized countries, including the United States; instruments issued by international development agencies; and in high-quality money market instru-ments, including commercial paper and other short-term corporate debt obliga-tions of issuers in industrialized and emerging market countries. The Portfo-lio Manager may invest up to 10% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus and "Debt Securities" in the Statement of Additional Information.

For temporary defensive purposes, the Series may decrease its investment in emerging market country equity securities, and may invest to a significant de-gree in debt securities and bank and money market instruments as described above. In addition, the Series may invest significantly in such securities af-ter receipt of new monies.

Most of the foreign securities in which the Series invests will be denominated in foreign currencies. The Series may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency ex-change rates in relation to the U.S. dollar. Such foreign currency transac-tions may include forward foreign currency contracts, currency exchange trans-actions on a spot (i.e., cash) basis, put and call options on foreign curren-cies, and foreign exchange futures contracts. For a description on these tech-niques, see "Description of Securities and Investment Techniques --Foreign Currency Transactions" in this Prospectus.

The Emerging Markets Series may use various investment strategies and tech-niques to meet its investment objectives, including purchasing options on se-curities and writing (selling) secured put and covered call options on securi-ties and securities indexes. The Series may purchase and sell futures con-tracts, and may purchase and write options on such futures contracts. The Se-ries may also purchase and sell stock index futures contracts. When deemed ap-propriate by the Portfolio Manager, the Series may enter into reverse repur-chase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies, provided that such investment companies invest a significant portion of assets in emerging capital markets. The Series may invest in restricted securities and warrants. These investment techniques are described under the heading "Description of Securities and In-vestment Techniques" in this Prospectus or in the Statement of Additional In-formation.

Investment in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a description of these risks, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Prospectus. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in re-cent years, and devaluation may occur subsequent to investments in those cur-rencies by the Series. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and secu-rities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by sig-nificant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced merg-ers of companies, expropriation or confiscatory taxation, seizure, national-ization, foreign exchange controls (which may include suspension of the abil-ity to transfer currency from a given country) or creation of government mo-nopolies, any of which may have a detrimental effect on the Series' invest-ment. In addition, in many countries there is less publicly available informa-tion about issuers than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial re-porting standards, and auditing practices and requirements may not be compara-ble to those applicable to U.S. companies. Further, the Series may encounter difficulties or be unable to pursue legal remedies or obtain judgements in foreign courts.

VALUE EQUITY SERIES
The investment objective of the Value Equity Series is capital appreciation.

Dividend income is a secondary objective. The Portfolio Manager for the Series is Eagle Asset Management, Inc. At least 65% of the Series' assets normally will be invested in equity securities.

In seeking these objectives the Series invests primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price. In selecting equity securities, the Portfolio Manager analyzes companies using the four criteria described below. While some companies selected for investment may meet more than one of the criteria described below, the Series' investment policy is to primarily invest, under normal circumstances, in companies that, at the time of investment, meet at least one of the criteria. The criteria used by the Portfolio Manager are as follows:

(i) Price/earnings or price/book value ratio approximates or falls below 75% of that of the average of the companies in the S&P 500;

(ii) Dividend yield approximates at least 66% of the prevailing average yield to maturity of the five most actively traded long-term U.S. Government bonds;

(iii) Per share going-concern value (i.e., a company's value if its major sub-sidiaries and assets are sold), as estimated by the Portfolio Manager, exceeds market value; or

(iv) Long-term debt of the company approximates or falls below its tangible net worth.

In selecting securities, the Portfolio Manager screens a universe of over 2,500 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that only a few hundred companies will meet one or more of the criteria. Each company identified by the initial screening is individually analyzed by the Portfolio Manager to consider its past and present competitive position within its respective industry. Each se-curity is analyzed based on the Portfolio Manager's projections of each company's growth in earnings and dividends, earnings momentum, and undervalua-tion based on a discount dividend model. Target prices and value ranges are developed from this analysis and portfolio selection is made from among the top rated securities.

The Series may also invest in debt securities, and intends to limit those in-vestments to U.S. Government and agency obligations. The portion of total as-sets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the selection criteria and the Portfolio Manager's judgment of the investment merit of common stocks relative to debt securities. The Series may also invest cash balances in certificates of depos-it, bankers' acceptances, high quality commercial paper, Treasury bills, re-purchase agreements, and other money market instruments. During adverse market conditions, as a temporary investment posture, the Series may invest signifi-cantly in the debt securities and money market instruments described above.

The Series may invest without limit in equity securities of foreign issuers, including American Depositary Receipts. However, it is expected that under or-dinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. For a description of the risks associated with investment in foreign issuers, see "Description of Securities and Invest-ment Techniques -- Foreign Securities" in this Prospectus.

It is anticipated that the Series' portfolio will contain a minimum of 50 is-sues. In addition, it is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 25% of the Series' total as-sets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager periodically monitors the Series' eq-uity securities to assure they meet the selection criteria. A security usually will be eliminated from the Series' portfolio when it reaches its target price, when negative changes occur in either the company or its industry, or when there is a significant change in one or more of the selection criteria. From time to time, the Series may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Series' investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to sub-scribe for or purchase common stocks. The Series may also invest in Standard & Poor's Depositary Receipts ("SPDR's"), which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500. SPDR's are not subject to the Series' policy that no more than 5% of the Series' total assets be invested in any one issuer.

The Series may also invest in restricted or illiquid securities; however, the Portfolio Manager does not intend to invest more than 15% of the Series' as-sets in securities that, at the time of investment, it believes to be illiq-uid. In pursuing its investment objective or for hedging purposes, the Series may, but is not required to, utilize the following investment techniques: en-tering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; purchas-ing and writing "covered" listed put and call options on securities, stock in-dices, and currencies; entering into forward currency contracts and currency exchange transactions; and borrowing from banks to purchase securities. See "Description of Securities and Investment Techniques" for a discussion of the risks associated with these investment techniques.

STRATEGIC EQUITY SERIES
The investment objective of the Strategic Equity Series is to achieve capital appreciation. The Series seeks to achieve this objective primarily through in-vestment in equity securities. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when the Portfolio Manager believes that their risk/reward characteristics are less at-tractive. The Series' investments in equities include both (1) stocks that the Portfolio Manager selects for their "growth" characteristics (which may in-clude positive earnings momentum and above average earnings growth rates), and
(2) stocks that the Portfolio Manager selects for their "income" characteris-tics (which may include above average dividend yields and favorable dividend growth). To the extent not invested in equity securities, the Series' assets generally will be invested in money market instruments or held as cash. The Series may also invest in debt securities for defensive purposes. The Portfo-lio Manager for the Series is Zweig Advisors Inc.

The extent of the Series' investment in equity securities will be based pri-marily on various equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The equity market timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. For example, if the Portfolio Manager believes that the stock market investment environment is un-certain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advisable, greater than 50% (and under cer-tain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash. The Portfolio Manager expects that the Se-ries will be fully invested in equity securities only when the Portfolio Man-ager believes that there is very low risk in the stock market. There is no as-surance that these equity market timing techniques will eliminate the risks of equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Portfolio Manager expects that the equity portion of the Series' portfolio will generally be divided equally between "growth" stocks and "income" stocks. Although the Portfolio Manager expects to invest assets proportionately in growth stocks and income stocks in order to maintain an approximately equal weighting between growth stocks and income stocks, the relative weighting of growth stocks and income stocks will fluctu-ate from time to time because of, among other things, changes in the market value of the growth stocks and income stocks. The Portfolio Manager may change the relative weightings of the growth stocks and income stocks from time to time if the Portfolio Manager determines that such changes are appropriate in view of the then existing market conditions. The equity portion of the Series' portfolio will be widely diversified by the number of issues. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of proprietary computer-driven stock selection models that evaluate and rank approximately 1,500 of the most liquid stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, price momentum, earnings estimate revisions, payout ratio trend and other market measurements. Such stock selection models may evolve or be re-placed by other stock selection techniques intended to achieve the Series' ob-jective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: buying "covered" listed put equity op-tions and writing "covered" listed call equity options, including options on stock indexes; short sales of securities; purchasing and selling stock index and other futures contracts, and purchasing options on such futures contracts; purchasing and selling interest rate and gold futures contracts; borrowing from banks to purchase securities; investing in securities of foreign issuers; entering into foreign currency transactions and options of foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities.

SMALL CAP SERIES
The investment objective of the Small Cap Series is to achieve long-term capi-tal appreciation. Except during temporary defensive periods, the Series in-vests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index, as updated quarterly. The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. As of August 31, 1996, the range of market capitalization of these companies was $60 million to $1.95 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.

The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be enter-ing a new stage of growth owing to factors such as management changes or de-velopment of new technology, products or markets, or may be companies provid-ing products or services with a high unit volume growth rate. In order to af-ford the Series the flexibility to take advantage of new opportunities for in-vestments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) immediately after the com-mencement of operations, after receipt of new monies, or during temporary de-fensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Investing in smaller, newer issuers generally involves greater risk than in-vesting in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial re-sources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be ap-propriate for all investors.

The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an ef-fort to meet the Series' investment objec-tive: short sales of securities; investing in securities of foreign issuers, including foreign government securities; engaging in futures contracts, in-cluding purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities; purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transac-tions and options on foreign currencies; entering into repurchase agreements and reverse repurchase agreements; and lending portfolio securities to bro-kers, dealers, bankers, and other recognized institutional borrowers of secu-rities.

MANAGED GLOBAL SERIES
The Managed Global Series' investment objective is to seek high total invest-ment return consistent with a prudent regard for capital preservation. In seeking this objective, the Series employs an asset allocation strategy involving shifts among a wide range of investments and market sectors through-out the world. The Series may invest in the following classes of securities: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities, and warrants; debt securities of do-mestic and foreign issuers, including bonds, debentures, asset-backed securi-ties, and notes; and money market instruments of domestic and foreign issuers. The Series may also use various investment strategies and techniques in pursu-ing its investment objective including entering into forward currency con-tracts; purchasing and writing put and call options on securities, securities indexes, and currencies; purchasing and selling futures contracts including interest rate futures contracts, stock index futures contracts, futures con-tracts based upon securities, which may be domestic or foreign and corporate or governmental, foreign exchange futures contracts, and other financial futures contracts; purchasing and writing put and call options on financial futures contracts; engaging in short sales of securities; and entering into repurchase agreements and reverse repurchase agreements.

The total investment return that the Series seeks may consist (i) of capital appreciation from several possible sources, including appreciation in the value of securities held by the Series, the sale of securities whose market value has changed, the use of futures and options, and the use of forward cur-rency contracts; (ii) of interest from underlying securities; and (iii) of in-come received from the writing of options. Changes in the value of securities denominated in foreign currencies may be attributable in whole or in part to changes in the value of the underlying currency relative to the U.S. dollar.

In pursuing the Series' investment objective, the Portfolio Manager will use an opportunistic approach to allocating the Series' assets through varying economic and financial conditions. The Portfolio Manger believes that a suc-cessful investment approach in the current global environment must be based upon careful analysis of the global economic and geopolitical environment with a view to capitalizing upon sector and market opportunities and to quickly adapting to changing circumstances. Thus, the Portfolio Manager will allocate the Series' assets among securities and currencies based upon the Portfolio Manager's assessment of the most favorable markets, currencies, and issuers. In this regard, the percentage of the Series' assets invested in a particular country or denominated in a particular currency will vary in accordance with the Portfolio Manager's assessment of the appreciation potential of such as-sets and the relationship of the country's currency to the U.S. dollar.

The Portfolio Manager may allocate the Series' assets among the various types of securities and other assets and among issuers located in various countries and regions as the Portfolio Manager deems appropriate, except that the Se-ries' assets normally will be invested in securities of issuers domiciled or primarily traded in at least three different countries, which may include the United States. (Certain additional foreign diversification requirements apply as described under "Description of Securities and Investment Techniques --
 Foreign Securities.") The Portfolio Manager is free to allocate the Series' assets such that, at any time, the Series may be primarily invested in equity securities or, alternatively, the Series may have little or no assets in eq-uity securities. Similarly, at any time, the Series may be primarily invested in securities of issuers domiciled or primarily traded in one region, such as the United States, Europe, or the Pacific Basin, or the Series may have little or no assets committed to that region.

In considering equity securities, the Portfolio Manger will emphasize large, well capitalized companies with strong balance sheets. The Portfolio Manager may also consider other factors in selecting equity securities, including price-earnings ratios, cash flows, and the relationship of an issuer's book value to its market value.

In selecting debt instruments for the Series, the Portfolio Manager emphasizes credit quality. The Series will invest only in the following: (1) fixed-in-come instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Securities"); (2) obligations issued or guaranteed by a foreign government or any of its political subdivisions, au-thorities, agencies, or instrumentalities, or by supranational entities ("for-eign government securities"), which, at the time of investment, are rated A or better by Moody's or A or better by Standard & Poor's or, if not rated by Moody's or Standard & Poor's, are determined by the Portfolio Manager to be of equivalent quality; and (3) debt securities of domestic or foreign issuers which, at the time of investment, are rated A or better by Moody's or A or better by Standard & Poor's or, if not rated by Moody's or Standard & Poor's, determined by the Portfolio Manager to be of equivalent quality. In the event that a debt security held by the Series is downgraded to a rating that would render the security ineligible for purchases by the Series, the Series may nonetheless retain the security.

Debt securities purchased by the Series may be of any maturity. It is antici-pated that the weighted average maturity of the debt securities in the portfo-lio (excluding money market instruments) generally will be between 5 and 15 years, but may be shorter or longer at the discretion of the Portfolio Manag-er.

The Series invests only in high-quality money market instruments. These in-clude the following: (1) short-term U.S. Government securities; (2) short-term foreign government securities which, at the time of investment, are rated Aa or better by Moody's or AA or better by Standard & Poor's or, if not rated by or Moody's or Standard & Poor's, are determined by the Portfolio Manager to be of equivalent quality; (3) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institu-tions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.) and are determined by the Portfolio Manager to be of high quality; and
(4) commercial paper and other short-term corporate obligations which, at the time of investment, are rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's or, if not rated by Moody's or Standard & Poor's, are deter-mined by the Portfolio Manager to be of equivalent quality.

The Series may employ various investment strategies involving currencies, in-cluding entering into forward currency contracts, foreign exchange futures contracts, and options on currencies. These strategies may be employed for purposes of exposing the Series to a foreign (or domestic) currency or to shift exposure to foreign currency fluctuations from one country to another. These strategies may also be employed as hedging techniques to help protect against declines in the U.S. dollar (or other currency) value of the Series' assets that might result from adverse changes in currency exchange rates. The Series may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Series may purchase put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which securities of the Series may be denominated. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transac-tions may reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar.

The Series is the successor for accounting purposes to the Managed Global Ac-count of Separate Account D of Golden American. For additional information, see "Other Information--The History of the Managed Global Series."

LIQUID ASSET SERIES
The investment objective of the Liquid Asset Series is to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio Manager for the Series is Equitable Investment Services, Inc.

In managing the Series, the Portfolio Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Portfolio Manager's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and mon-etary policy. The Portfolio Manager also seeks to improve yield by taking ad-vantage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Series seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

The Series invests in one or more of the following:

(i) U.S. Government Securities. Obligations of the U.S. Government and its agencies and instrumentalities maturing in 13 months or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 13 months from the date of acquisi-tion;

(ii) Bank Obligations. Obligations of commercial banks (including foreign branches), savings and loan associations, and foreign banks with maturi-ties not exceeding 13 months. Such obligations include negotiable certif-icates of deposit, variable rate certificates of deposit, bankers' ac-ceptances, fixed time deposits, and commercial paper. Bank money market instruments in which the Series may invest must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds;

(iii) Commercial Paper. Short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding compa-nies, corporations, and finance companies; and

(iv) Short-Term Corporate Debt Securities. Corporate debt securities (other than commercial paper) maturing in 13 months or less.

The Series may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its to-tal assets, measured at the time of investment, that are of the highest quali-ty. The Portfolio Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Trust's Board of Trustees. A money market instrument will be considered to be highest quality under standards adopted by the Board of Trustees and consistent with applicable Securities and Exchange Commission ("SEC") rules relating to money market funds. With respect to no more than 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. A money market in-strument will be considered to be in the second-highest rating category under the standards described above.

The Series may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government secu-rities and repurchase agreements thereon. The Series may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Govern-ment securities. In the event that an instrument acquired by the Series is downgraded or otherwise ceases to be of the quality that is eligible for the Series, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Portfolio Manager becomes aware an unrated security is downgraded below high quality and the Portfolio Manager does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security pre-sents minimal credit risk and determine whether or not to retain the instru-ment.

From time to time, in the ordinary course of business, the Series may purchase securities on a when-issued or delayed delivery basis. The Series may also en-ter into repurchase agreements and may borrow under certain circumstances. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

The Series seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions; however, there can be no assurance that the net asset value will not vary. The Series will be affected by general changes in interest rates resulting in increases or decreases in the value of the obliga-tions held by the Series.

 MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, Robert A. Grayson, M. Norvel Young, and Roger B. Vincent. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among other offerees, separate accounts of Golden American to serve as the investment me-dium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden Ameri-can. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidi-ary of Equitable of Iowa. With assets of $10.1 billion as of June 30, 1996, Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable Investment Services, Inc., DSI, EIC Variable, Inc. and Golden American Life Insurance Company. Prior to August 13, 1996, DSI was an indirect, wholly owned subsidiary of Bankers Trust Company.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engag-ing portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsi-ble for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment ob-jectives and policies of each Series. The Manager may, if appropriate, recom-mend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Manag-ers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trustees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and informa-tion necessary to the proper conduct of the business of the Series. The Man-ager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, in-cluding custodial, administrative, transfer agency, portfolio accounting, div-idend disbursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with ap-plicable legal requirements and for monitoring the Portfolio Managers for com-pliance with requirements under applicable law and with the investment poli-cies and restrictions of the Series. DSI does not bear the expense of broker-age fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the inde-pendent trustees, and extraordinary expenses, such as litigation or indemnifi-cation expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the in-vestment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be ter-minated without penalty by the vote of the Board of Trustees or the sharehold-ers of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

-------------------------------------------------------------------------------
The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                                FEE (based on combined assets of the
----------------------------------    indicated groups of Series)
                                      -----------------------------------------
                                      1.0% on the first $750 million in
Multiple Allocation, Fully            combined assets of these Series;
Managed, Hard Assets, Real            0.95% on the next $1.250 billion;
Estate, All-Growth, Capital           0.90% on the next $1.5 billion; and
Appreciation, Rising Dividends,       0.85% on the amount over $3.5 billion
Value Equity, Strategic Equity,
and Small Cap

                                      1.50%


                                      1.25% on the first $500 million; and
                                      1.05% on the amount over $500 million.
Emerging Markets


                                      0.60% on the first $200 million in
                                      combined assets of these Series;
Managed Global                        0.55% on the next $300 million; and

                                      0.50% on the amount over $500 million
Limited Maturity Bond
Liquid Asset


-------------------------------------------------------------------------------

As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which rep-resented the following percentage of each Series' average daily net assets:
Multiple Allocation Series -- 1.00%; Fully Managed Series -- 1.00%; Limited Maturity Bond Series -- 0.60%; Hard Assets Series -- 1.00%; Real Estate Se-ries -- 1.00%; All-Growth Series -- 1.00%; Capital Appreciation Series --
 1.00%; Rising Dividends Series -- 1.00%; Value Equity Series -- 1.00%; Stra-tegic Equity Series -- 1.00%; Emerging Markets Series -- 1.50%; and Liquid As-set Series -- 0.60%. The Small Cap Series had not commenced operations as of the end of the most recent fiscal year. For more information on the Management Agreement, see the Statement of Additional Information.

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

THE PORTFOLIO MANAGERS
The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determina-tions with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the shareholders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will terminate automatically if assigned as that term is de-scribed in the Investment Company Act of 1940. A description of each Portfolio Manager follows.

ZWEIG ADVISORS INC.
 The Portfolio Manager to the Multiple Allocation Series and the Strategic Eq-uity Series is Zweig Advisors Inc., located at 900 Third Avenue, New York, NY 10022. The Portfolio Manager was organized on May 7, 1986 and currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversi-fied management investment company.

 The asset allocation strategy for the Multiple Allocation Series is deter-mined by Dr. Martin E. Zweig, the day-to-day stock selection is made by Mr. Jeffrey Lazar, and the day-to-day bond selection is made by Mr. Carlton Neel. The asset allocation strategy for the Strategic Equity Series is determined by Dr. Martin E. Zweig and the portfolio decisions for the Series are made by Mr. David Katzen.

 Dr. Zweig, the President of the Portfolio Manager, has been engaged in the business of providing investment advisory and portfolio management services for over 20 years. He is currently affiliated with investment advisers which, as of December 31, 1995, managed in excess of $10 billion in total assets of investment compa-nies and pension plan, individual, and other securities accounts. Dr. Zweig owns approximately 64% of the outstanding shares of the Portfolio Manager.

 Mr. Lazar is a Vice President of the Portfolio Manager and has been control-ler of the Portfolio Manager since 1986. Mr. Lazar has also been Vice Presi-dent of The Zweig Fund, Inc. since 1987 and Vice President of The Zweig Total Return Fund, Inc. since its inception in 1988.

 Mr. Katzen is a Vice President of the Portfolio Manager and has held senior positions with affiliates of the Portfolio Manager for more than five years. Mr. Katzen is a Senior Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager of its Zweig Strategy Fund and Zweig Ap-preciation Fund since their inceptions.

 Mr. Neel joined the Portfolio Manager in June 1995. Mr Neel is a First Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager for its Zweig Managed Assets and Government Securities Series since July 1995. Prior to joining the Portfolio Manager, Mr. Neel was a Vice Presi-dent with J.P. Morgan & Co., Inc.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Zweig Advisors Inc. a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Multiple Allocation Series and 0.50% of the average daily net assets of the Strategic Equity Series.

T. ROWE PRICE ASSOCIATES, INC.
 The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associ-ates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1995, the firm and its affiliates managed over $70 billion in assets of approximately 3.5 million individual and institutional investor accounts.

 With respect to its investment management of the Fully Managed Series, the Portfolio Manager has an Investment Advisory Committee composed of the fol-lowing members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles A. Morris; David L. Rea; George A. Roche; and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

 From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the av-erage daily net assets of the Fully Managed Series.

BANKERS TRUST COMPANY
 The Trust has entered into a Portfolio Management Agreement among the Trust, DSI, and Bankers Trust Company under which Bankers Trust Company serves as Portfolio Manager to the Emerging Markets Series. Bankers Trust Company is a New York corporation with executive offices at 130 Liberty Street, New York, New York 10006, and is a wholly owned subsidiary of Bankers Trust New York Corporation. As of December 31, 1995, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total as-sets of approximately $104 billion. Bankers Trust Company conducts a variety of general banking and trust activities and is a leading wholesale supplier of financial services to the domestic and international markets. The unit of Bankers Trust Company that serves as Portfolio Manager to the Emerging Mar-kets Series is the Global Investment Management division which, as of Decem-ber 31, 1995, managed institutional assets approximating $185 billion.

 Bluford Putnam, Managing Director and Chief Strategist of the Global Invest-ment Management Group (GIM), chairs the committee responsible for the alloca-tion of assets of the Emerging Markets Series. Mr. Putnam has eighteen years of experience as an international economist and market analyst. He joined Bankers Trust Company in 1994. Prior to that Mr. Putnam held positions as the Chief Investment Officer of a $1 billion private quantitatively managed port-folio, and principal and head of the international bond strategy team at Mor-gan Stanley, and was an economist at the Federal Reserve Bank of New York.

 Steve Freidheim, head of Fixed Income and Emerging Markets (debt/equity) co-chairs the emerging markets asset allocation committee. Mr. Freidheim has 10 years of investment experience. Prior to joining Bankers Trust Company in 1993, Mr. Freidheim was Senior Vice President and member of the Board of Di-rectors at Namura Corporate Research and Asset Management. From 1986 through 1988 he was a sell-side industry analyst for Kidder, Peabody & Co., Inc. In addition, Mr. Freidheim was Director of Research at Kidder Peabody High Yield Asset Management, where he structured and managed $3.5 billion of collateral-ized bond obligations ("CBO's"), including the first public CBO in 1989.

 The Emerging Markets Team of the Portfolio Manager manages a portion of the Series' assets, including the assets allocated for investment in Latin Ameri-ca, South Africa, and Eastern Europe. Maria-Elena Carrion, Vice President and head of Latin American Equities since April, 1993, is primarily responsible for the assets allocated to the Latin American, South Africa, and Eastern Eu-ropean markets. Ms. Carrion is also a member of the asset allocation commit-tee. Prior to joining Bankers Trust Company, Ms. Carrion served as Fund Man-ager for Latin American Securities (London). Prior to that Ms. Carrion served as International Securities Analyst and Fund Manager at U.S. Trust (New
 York).

 Bankers Trust Company has entered into a sub-advisory agreement with BT Fund Managers (International) Limited pursuant to which BT Fund Managers (Interna-tional) Limited provides investment advice with respect to the Emerging Mar-kets Series. Paul Durham, Fund Manager of BT Fund Managers (International) Limited, is responsible for management of these assets. Mr. Durham also is a member of the asset allocation committee and serves as Vice President of Bankers Trust Australia Limited ("BTAL") and has been in the Equities Group of BTAL since 1988. Prior to joining BTAL, Mr. Durham completed an Honors de-gree majoring in accounting and finance under scholarship from the Common-wealth Bank.

 As of December 31, 1995, Bankers Trust Company was an investment advisor to the following registered investment companies: Short-Intermediate Fixed-In-come Portfolio of Accessor Funds, Inc.; Full Maturity Fixed Income Portfolio of AHA Investment Funds, Inc.; MidCap Index Fund, Stock Index Fund, and Small Cap Index Fund of American General Series Portfolio Company (VALIC); Asset Management Portfolio, Asset Management Portfolio II, and Asset Management Portfolio III; the Bank Fiduciary (Equity) Fund and the Bank Fiduciary (Fixed Income) Fund of the Bank Fiduciary Funds; Capital Appreciation Portfolio; Cash Management Portfolio; Equity 500 Index Portfolio of BT Institutional Funds; Global High Yield Portfolio; Hercules Latin America Value Fund; Inter-mediate Tax Free Portfolio; International Equity Portfolio; Latin American Equity Portfolio; Liquid Assets Portfolio; NY Tax Free Money Portfolio; Pa-cific Basin Equity Portfolio; Equity Index Series of Pacific Select Fund; Short/Intermediate Government Securities Portfolio; Small Cap Portfolio; Tax Free Money Portfolio; Treasury Money Portfolio; and Utility Portfolio.

 Under the Portfolio Management Agreement, the Manager (and not the Trust) pays Bankers Trust Company a monthly fee equal to an annual rate of 0.75% of the average daily net assets of the Emerging Markets Series.

VAN ECK ASSOCIATES CORPORATION
 The Portfolio Manager to the Hard Assets Series is Van Eck Associates Corpo-ration ("Van Eck"), located at 99 Park Avenue, New York, New York 10016. Van Eck acts as investment adviser to ten other mutual funds and portfolios of pension plans with similar investment objectives to the Hard Assets Series. In addition, the Portfolio Manager acts as an adviser to nine other mutual funds with investment objectives different from the Hard Assets Series. John
 C. van Eck and members of his family own 100% of the stock of Van Eck.

 Henry J. Bingham, Executive Managing Director of Van Eck in conjunction with Derek van Eck and other members of Van Eck's Hard Assets group, is primarily responsible for the day-to-day management of the Hard Assets Series. Mr. Bingham has served in that capacity since the Series' commencement of opera-tions. Over the past five years, Mr. Bingham has served as an officer and portfolio manager for mutual funds for which Van Eck Associates Corporation serves as investment adviser or sub-investment adviser.

 Mr. Derek van Eck is Director of Global Investments and Executive Vice Presi-dent of Van Eck since 1993 and an officer of other mutual funds advised by Van Eck since 1988. During 1991-93, Mr. van Eck completed MBA course require-ments. He has been serving in his current capacity with the Series since July 1995.

 Total aggregate assets under management of Van Eck Associates Corporation as of December 31, 1995 were approximately $1.65 billion.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Van Eck Associates Corporation a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Hard Assets Series.

PILGRIM BAXTER & ASSOCIATES, LTD.
 The Portfolio Manager of the All-Growth Series is Pilgrim Baxter & Associ-ates, Ltd. ("Pilgrim Baxter"), located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807. Pilgrim Baxter, a Delaware corporation, was founded in 1982 and is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim Baxter is a professional in-vestment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual in-vestors, trust and estates, and other investment companies. As of Decem-ber 31, 1996, Pilgrim Baxter managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets.

 Bruce J. Muzina is responsible for management of the All-Growth Series. Mr. Muzina has been an investment professional with Pilgrim Baxter since 1985.

 Pursuant to a Portfolio Management Agreement which was approved by the Board of Trustees on January 23, 1997, and will be submitted to shareholders for their approval in March 1997, the Manager (and not the Trust) pays Pilgrim Baxter a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the All-Growth Series.

 Pilgrim Baxter assumed portfolio management of the All-Growth Series on Feb-ruary 3, 1997. From the Trust's commencement of operations through June 30, 1994, a different firm served as Portfolio Manager for the All-Growth Series. Warburg, Pincus Counsellors, Inc. assumed management of the Series on July 1, 1994 until February 3, 1997.

WARBURG, PINCUS COUNSELLORS, INC.
 The Portfolio Manager of the Managed Global Series is Warburg, Pincus Counsellors, Inc., located at 466 Lexington Avenue, New York, New York 10017.

 Warburg, Pincus Counsellors, Inc. was incorporated in Delaware on December 15, 1970. The company is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. The Portfolio Manager is registered with the SEC as an investment adviser.

 The individual primarily in charge of portfolio management decisions for the Managed Global Series is Richard H. King. Mr. King has been a Managing Direc-tor of E.M. Warburg, Pincus & Co., Inc. ("EMW") since 1989, before which he was a senior vice president of Fiduciary Trust Company International. Harold
 E. Sharon and Nicholas P.W. Horsley, both of whom are research analysts and associate portfolio managers of another investment company advised by Warburg, Pincus, also exercise significant portfolio management responsibil-ity with respect to the Managed Global Series. Mr. Sharon has been with EMW since 1990, before which time he was an investment officer with Credit Suisse Asset Management. Mr. Horsley has been with EMW since 1993, before which time he was a director, portfolio manager, and analyst at Barclays deZoete Wedd in New York City.

 As of May 31, 1996, Warburg, Pincus Counsellors, Inc. managed approximately $16.3 billion of assets, including approximately $9.7 billion of assets in 16 investment company portfolios. The Portfolio Manager is a wholly owned sub-sidiary of Warburg, Pincus Counsellors G.P., a New York general partnership which has no business other than being a holding company of the Portfolio Manager and its subsidiaries. The Portfolio Manager is controlled by E.M. Warburg, Pincus & Co., Inc. through its ownership of a class of voting pre-ferred stock.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Warburg, Pincus Counsellors, Inc. a monthly fee at an annual rate based upon the following percentages of the average daily net assets of the Managed Global Series: 0.60% of the first $500 million and 0.50% of the amount over $500 million.

 A different firm served as portfolio manager to the Managed Global Series from the commencement of operations through June 30, 1994. Warburg, Pincus assumed management of the predecessor of the Managed Global Series on July 1, 1994.

CHANCELLOR LGT ASSET MANAGEMENT, INC.
 The Portfolio Manager to the Capital Appreciation Series is Chancellor LGT Asset Manage-ment, Inc. ("Chancellor LGT"), located at 1166 Avenue of the Americas, New York, New York 10036.

 The Portfolio Manager is a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT"). Prior to October 31, 1996, the Series was managed by Chan-cellor LGT's predecessor, Chancellor Trust Company ("Chancellor").

 LGT and its worldwide affiliates provide global asset management and private banking products, and currently are entrusted with approximately $47 billion in institutional and individual client assets. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

 The individuals responsible for the management of the Capital Appreciation Series, since May 1, 1992 (the commencement of Chancellor LGT's and its pred-ecessors' management of the Series), are Warren Shaw and Ted Ujazdowski. In addition, Ann Hutchins assists Mr. Shaw with the growth segment of the Capi-tal Appreciation Series and Adam Scheiner assists Mr. Ujazdowski with the value segment of the Capital Appreciation Series. Mr. Shaw, Chief Executive Officer and Chief Investment Officer of Chancellor since 1994, previously served as President since 1994 and Managing Director since 1988. Mr. Ujazdowski has served as Managing Director of Chancellor since 1989. Ms. Hutchins has served as Vice President of Chancellor since 1994 and served as Portfolio Manager and Research Analyst at Cadence Capital Management from 1986 to 1994. Mr. Scheiner has served as Vice President of Chancellor since 1993 and was a Securities Analyst with Prudential Securities Incorporated from 1985 to 1993.

 Prior to July 27, 1993, Chancellor Capital served as Portfolio Manager to the Capital Appreciation Series. Chancellor became the Portfolio Manager on July 27, 1993 pursuant to an assignment agreement. This assignment did not result in any change in the personnel managing the assets of the Capital Apprecia-tion Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Chancellor LGT a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Capital Appreciation Series.

KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
 The Portfolio Manager to the Rising Dividends Series is Kayne, Anderson In-vestment Management, L.P. ("Kayne, Anderson"), located at 1800 Avenue of the Stars, Suite 200, Los Angeles, California 90067. The Portfolio Manager is a registered investment adviser organized on June 29, 1994 as a California lim-ited partnership succeeding to the investment advisory business of Kayne, An-derson Investment Management, Inc. which was founded in 1984 by Richard A. Kayne and John E. Anderson.

 Kayne, Anderson is in the business of furnishing investment advice to insti-tutional and private clients. The General Partner is KAIM Traditional LLC. Messrs. Kayne, Anderson and Rudnick in the aggregate own 95% of the LLC. As of December 31, 1995, Kayne, Anderson managed portfolios which, in the aggre-gate, amounted to approximately $1.631 billion.

 Allan M. Rudnick, Senior Vice President and Chief Investment Officer of Kayne, Anderson since August, 1989 is the Senior Portfolio Manager responsi-ble for the management of the Rising Dividends Series. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

 Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. Kayne, Anderson became the Portfolio Manager on January 1, 1995 pursuant to a substitution agree-ment. This substitution agreement did not result in any change in the person-nel managing the assets of the Rising Dividends Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne, Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

EAGLE ASSET MANAGEMENT, INC.
 The Portfolio Manager to the Value Equity Series is Eagle Asset Management, Inc. ("Eagle"), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Portfolio Manager is a registered investment adviser organized on February 8, 1984 as a Florida corporation.

 The individual responsible for the day-to-day operation of the Series' in-vestments since September 1, 1996 is Michael J. Chren. Until assuming respon-sibilities for the Series, Mr. Chren was Co-Portfolio Manager of Eagle's Eq-uity Income Division since January, 1996 and was a research analyst for Eagle since 1994. Prior to joining Eagle, Mr. Chren served as an invest-ment analyst since 1986: with Bear, Stearns in 1993, with Raymond James & As-sociates, Inc. from 1991 to 1992, and with Junction Advisors, Inc. from 1989 to 1990.

 Eagle is in the business of managing institutional clients and individual ac-counts on a discretionary basis. Eagle is a wholly owned subsidiary of Ray-mond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Eagle a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Value Equity Series.

E.I.I. REALTY SECURITIES, INC.
 The Portfolio Manager to the Real Estate Series is E.I.I. Realty Securities, Inc., located at 667 Madison Avenue, 16th Floor, New York, NY 10021.

 The Portfolio Manager is a professional investment adviser which, with its affiliates, has provided services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1995, the Portfolio Manager and/or its affiliates had investment management authority with respect to approximately $520 million of real es-tate securities assets. The Portfolio Manager is a wholly owned subsidiary of European Investors Incorporated.

 Richard J. Adler, Managing Director, and Cydney C. Donnell, Managing Director of the Portfolio Manager, are the individuals primarily responsible for the day-to-day operation of the Series. For the past five years, they have been portfolio managers or real estate securities analysts for the Portfolio Man-ager and its affiliates.

 From the Trust's commencement of operations through December 20, 1991, Cohen & Steers Capital Management, Inc. served as Portfolio Manager for the Real Estate Series. Chancellor Trust Company and its affiliate, Chancellor Capital Management, Inc., assumed management of the Series from December 21, 1991 to December 31, 1994.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Real Estate Series.

FRED ALGER MANAGEMENT, INC.
 The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of March 31, 1996, had approximately $5.5 billion under management, $3.7 bil-lion in mutual fund accounts and $1.8 billion in other advisory accounts. The Portfolio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial serv-ices holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to con-trol that company and its subsidiaries.

 David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.

EQUITABLE INVESTMENT SERVICES, INC.
 The Portfolio Manager of the Limited Maturity Bond Series and the Liquid As-set Series is Equitable Investment Services, Inc., located at 699 Walnut Street, Des Moines, Iowa 50309. The Portfolio Manager is an Iowa corporation which was incorporated in 1969 and is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of March 31, 1996, were valued at $10 billion. The Portfolio Man-ager is a wholly owned subsidiary of Equitable of Iowa and is affiliated with DSI. The Portfolio Manager is also the adviser to the Equi-Select Series Trust, a registered investment company that serves as the invest-ment vehicle to variable annuity contracts issued by Equitable Life Insurance Company of Iowa.

 Robert F. Bowman has served as the senior portfolio manager responsible for the day-to-day management of the Limited Maturity Bond Series since August, 1996. Mr. Bowman has been employed by the Portfolio Manager as a Managing Di-rector since 1986. He joined the Portfolio Manager as Executive Vice Presi-dent in 1986, and has over 18 years of direct investment experience.

 Under the Portfolio Management Agreement, the Manager (and not the Trust) pays Equitable Investment Services, Inc. a fee, payable monthly, based on the average daily net assets of the Limited Maturity Bond Series at the following annual rates of the average daily net assets of the Series: 0.30% of the first $25 million; 0.25% of the next $50 million; 0.20% of the next $75 mil-lion; and 0.15% of the amount over $150 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays Equitable Investment Services, Inc. a fee, payable month-ly, based on the average daily net assets of the Liquid Asset Series at the following annual rates of the average daily net assets of the Series: 0.20% of the first $25 million; 0.15% of the next $50 million; and 0.10% of the amount over $75 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year).

 From the Trust's commencement of operations through April 30, 1992, Neuberger & Berman Management Incorporated served as portfolio manager to the Limited Maturity Bond Series and Liquid Asset Series. Bankers Trust Company served as portfolio manager from May 1, 1992 to August 13, 1996.

OTHER EXPENSES
The expenses of the ordinary operations of the Series are borne by the Manager pursuant to the Management Agreement. The Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification ex-penses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1995, total Series expenses as a percentage of net assets were as follows: Multiple Allocation Series -- 1.01%; Fully Managed Series --
 1.01%; Limited Maturity Bond Series -- 0.61%; Hard Assets Series --1.01%; Real Estate Series -- 1.01%; All-Growth Series -- 1.01%; Capital Appreciation Series -- 1.01%; Rising Dividends Series --1.01%; Value Equity Series --
 1.01%; Strategic Equity Series -- 1.00%; Emerging Markets Series -- 1.53%; and Liquid Asset Series --0.61%.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's ad-dress is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securi-ties Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation, formerly The Shareholder Services Group, Inc., provides certain administrative and portfolio accounting services for all Series.

 DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes potential risks associated with different types of securities and investment techniques used by the individual Series, as described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as in-formation on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agree-ments, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Addi-tional Information.

MORTGAGE-BACKED SECURITIES
All Series may invest in mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES
 Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which pay-ments of both interest and principal on the securities are made periodically, in effect

 "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instru-ments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely pay-ment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Associa-tion, or "GNMA," or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certif-icates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
 All Series other than the Liquid Asset, Capital Appreciation, Rising Divi-dends, and Emerging Markets Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of ei-ther collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to pay-ment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same sched-ule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mort-gages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities se-curing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the ob-ligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
 Although mortgage loans constituting a pool of mortgages, such as those un-derlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obli-gations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon rein-vestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual aver-age life of the mortgage-backed security.

 Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the ac-tual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

 With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the de-lays in registering the newly traded paper securities. The custodian's poli-cies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES
Any Series other than the Liquid Asset, Capital Appreciation, Rising Divi-dends, and Emerging Markets Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Addi-tional Information for a description of these instruments.

HIGH YIELD BONDS
The Real Estate Series may invest up to 20% of its assets in high yield con-vertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in high yield bonds. Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent qual-ity and which are commonly referred to as "junk bonds." Investment in such se-curities generally provides greater income and increased opportunity for capi-tal appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and in-come risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse eco-nomic downturns or individual corporate developments. A projection of an eco-nomic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and el-ements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
All Series may enter into repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans col-lateralized by the underlying securities. In these transactions, a Series pur-chases securities such as U.S. Treasury obligations or U.S. Government securi-ties (the "underlying securities") from a broker or bank, which agrees to re-purchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Se-ries. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would re-alize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES
The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series may in-vest up to 10% of their net assets in illiquid securities. The Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Man-aged Global Series may invest up to 15% of their net assets in illiquid secu-rities. All Series except the Liquid Asset, Capital Appreciation, and Rising Dividends Series may invest in re-stricted securities such as private placements. Restricted securities owned by a Series that are determined to be illiquid are subject to that Series' illiquidity cap. Restricted securities may be sold only in privately negoti-ated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1993, or in a transaction that is exempt from such registration. Where registration is required, a Se-ries may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.

SHORT SALES
The Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, Stra-tegic Equity, Small Cap, and Managed Global Series may make short sales of se-curities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. The Multiple Al-location Series' Portfolio Manager expects that, even during normal or favora-ble market conditions, the Series may make short sales in an attempt to main-tain portfolio flexibility and facilitate the rapid implementation of invest-ment strategies if the Portfolio Manager believes that the price of a particu-lar security or group of securities is likely to decline.

When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the se-curity borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be re-quired to deposit collateral consisting of cash, cash items, or U.S. Govern-ment securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

The Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets. In addition, the Multiple Allo-cation, Hard Assets, All-Growth, Capital Appreciation, and Strategic Equity Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Series' net assets. The Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, and Strategic Equity Series also will not make short sales of the securities of any one issuer to the extent of more than 2% of the Series' net assets, nor will the Series make short sales of more than 2% of the out-standing securities of one class of any issuer. A Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Informa-tion.

FOREIGN SECURITIES
The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Man-aged Global Series may invest in equity securities of foreign issuers. The Fully Managed Series may invest up to 20% of its net assets in such securi-ties. The All-Growth Series may invest up to 10% of its net assets in such se-curities. The Emerging Markets Series will normally invest at least 65% of its net assets in equity securities of foreign issuers. The Value Equity Series may invest without limit in equity securities of foreign issuers; however, it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Ap-preciation, Rising Dividends, Emerging Markets, Value Equity, Strategic Equi-ty, Small Cap, and Managed Global Series may invest in American Depositary Re-ceipts ("ADRs"), European Depositary Receipts

("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. The Capital Appreciation Series may in-vest up to 20% of its total assets in Depositary Receipts and the Value Equity Series may invest without limit in Depositary Receipts, although it is ex-pected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, including Depositary Receipts. The Mul-tiple Allocation, Limited Maturity Bond, Liquid Asset, Emerging Markets, Stra-tegic Equity, Small Cap, and Managed Global Series may invest in foreign gov-ernment securities that are denominated in U.S. dollars, although the Multiple Allocation, Limited Maturity Bond, Liquid Asset, Strategic Equity, and Small Cap Series will not purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such secu-rities. The Emerging Markets and Managed Global Series may also invest in for-eign government and corporate debt securities that are not denominated in U.S. dollars. The Multiple Allocation, Liquid Asset, Emerging Markets, Strategic Equity, Small Cap and Managed Global Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings In-dustry Obligations" discussion in the Statement of Additional Information for further description of these securities.

Each Series is subject to the following guidelines for diversification of for-eign security investments. If a Series has less than 20% of its assets in for-eign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in for-eign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allo-cated in at least three different countries. Foreign investments must be allo-cated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

A Series may have no more than 20% of its net assets invested in securities of issuers located in any one country, except that a Series may have an addi-tional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany. In addition, the Hard Assets Series may invest up to 35% of its net assets in securities of issuers located in South Africa. A Series' investments in United States issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign coun-tries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advan-tage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with re-spect to certain countries, there is the possibility of expropriation of as-sets, confiscatory taxation, other foreign taxation, political or social in-stability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while grow-ing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securi-ties markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized coun-tries. The sovereign debt issued or guaranteed by certain emerging market gov-ernmental entities and corporate issuers in which the Series may invest poten-tially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Se-ries may have difficulty disposing of certain of these debt obligations be-cause there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the abil-ity of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obliga-tions, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Tech-niques -- High Yield Bonds" in this Prospectus and "Debt Securities -- Sover-eign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evi-dence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Deposi-tary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the is-suers of the securities underlying unsponsored Depositary Receipts are not ob-ligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the De-positary Receipts. Depositary Receipts also involve the risks of other invest-ments in foreign securities.

INVESTMENT IN GOLD AND
OTHER PRECIOUS METALS
The Hard Assets Series may invest up to 10% of its total assets in gold bul-lion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. The Multiple Allocation and Strategic Equity Series may engage in gold futures contracts. (See "Gold Futures Contracts" for further explanation of this investment technique.) The Series may further restrict the level of their metal investments in order to comply with applicable regulatory requirements. In order to qualify as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Series intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by the Se-ries will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or interna-tional agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations re-specting gold and other precious metals.

FUTURES CONTRACTS
The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in futures contracts. The Multiple Allocation, Limited Maturity Bond, Hard Assets, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may pur-chase and sell interest rate futures contracts. The Limited Maturity Bond, Emerging Markets, and Value Equity Series may also purchase and write options on such futures contracts and the Small Cap Series may only purchase options on such futures contracts. The Multiple Allocation, Fully Managed, Hard As-sets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Stra-tegic Equity, Small Cap and Managed Global Series may purchase and sell stock index futures contracts and futures contracts based upon other financial in-struments, and purchase options on such contracts. In addition, the Managed Global Series may also write options on such financial futures contracts. The Multiple Allocation, Hard Assets, and Strategic Equity Series may also engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series en-gaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH
FUTURES AND FUTURES OPTIONS
 There are several risks associated with the use of futures and futures op-tions. The value of a futures contract may decline. While a Series' transac-tions in futures may protect the Series against adverse movements in the gen-eral level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been at-tempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures op-tions on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditwor-thiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be un-successful to some degree because of market behavior or unexpected interest rate trends.

 There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or con-tinue to exist. The daily limit governs only price movements during a partic-ular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for sev-eral consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures con-tracts to substantial losses. Lack of a liquid market for any reason may pre-vent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses un-til the position is closed.

 Any Series, other than the Emerging Market Series and Managed Global Series, will only enter into futures contracts or futures options which are standard-ized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

 The Emerging Markets Series may engage in futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges and other markets outside of the United States. The Managed Global Series will only enter into futures contracts of options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic com-modity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic ex-changes. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the Na-tional Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings pro-vided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the Emerging Markets Series and Managed Global Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the cur-rency in which the transaction is denominated. Transactions on foreign ex-changes may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

 The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES
The following Series may engage in transactions on options on securities: the Multiple Allocation, the Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series. The Multiple Alloca-tion, Fully Managed, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Small Cap and Managed Global Series may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective. The Hard Assets and Real Estate Series may purchase and write put and call options on securities. These Series will write call and put options only if they are covered or secured, and may purchase or sell options to ef-fect closing transactions. The Strategic Equity Series may buy covered listed put equity options and sell covered listed call equity options, including op-tions on stock indices. The Multiple Allocation Series will not purchase listed put or call options if, immediately after such purchase, the premiums paid for all such options owned at that time would exceed 2% of the Series' net assets. The Fully Managed, All-Growth, Capital Appreciation, and Value Eq-uity Series may write covered call or put options with respect to not more than 25% of its net assets, may purchase protective puts with a value of up to 25% of its net assets, and may purchase calls and puts other than protective puts with a value of up to 5% of the Series' net assets. The Emerging Markets Series may engage in op-tions transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States. The Managed Global Series will only purchase and write options that are standardized and traded on a U.S. or for-eign exchange or board of trade, or for which an established over-the-counter market exists.

The Limited Maturity Bond Series may write covered call options and purchase put options, and purchase call and write put options to close out options pre-viously written by the Series. The Series may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Series (and involved in the options) on the Series' net asset value per share. This Series will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio securi-ty.

Any of these Series may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the un-derlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the op-tion. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a re-lated security, the price of the put or call option may move more or less than the price of the related security.

 There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or sus-pensions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restric-tions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Cor-poration due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call op-tions or to impose restrictions on types of orders.

 Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the under-lying securities.

 No Series except the Multiple Allocation Series will write a covered call op-tion or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options ex-ceeds 25% of the market value of the Series' net assets. Unless otherwise in-dicated above, as in the case of the Emerging Markets and Managed Global Se-ries, a Series will enter only into options which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists.

FOREIGN CURRENCY TRANSACTIONS
The Multiple Allocation, Fully Managed, Hard Assets, Emerging Markets, All-Growth, Rising Dividends, Value Equity, Strategic Equity, Small Cap and Man-aged Global Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward cur-rency contract is an obligation to pur-chase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offset-ting contract. A Series will engage in forward currency transactions in antic-ipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information. None of the Series will commit more than 15% of the total assets of the Series com-puted at market value at the time of commitment to forward contracts for hedg-ing purposes, and none will purchase and sell foreign currency as an invest-ment.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the ex-tent that there has been movement in forward contract prices. For more infor-mation on closing a forward currency position, including information on asso-ciated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.

While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such cur-rency increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and invest-ors should be aware of the costs of currency conversion. Although foreign ex-change dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a for-eign currency to the Series at one rate, while offering a lesser rate of ex-change should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES
The Multiple Allocation, Hard Assets, Emerging Markets, Value Equity, Strate-gic Equity, Small Cap and Managed Global Series may engage in transactions in options on foreign currencies. The Hard Assets Series may invest up to 5% of its assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. For a de-scription of options on securities, see "Options on Securities."

A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in rela-tion to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a sec-ondary market for an option of the same series. Although a Series will pur-chase only exchange-traded options, there is no assurance that a liquid sec-ondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transac-tional costs on the sale of the underlying assets.

BORROWING
Each Series may borrow up to 10% of the value of its net assets. For temporary purposes, such as to facilitate redemptions, a Series may increase its borrowings up to 25% of its net assets. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to in-terest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrow-ing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commit-ment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the bor-rowing limitations described above, except that the Multiple Allocation, Hard Assets, Strategic Equity, Small Cap and Managed Global Series are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series es-tablishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

The Multiple Allocation, Fully Managed, Limited Maturity Bond, All-Growth, Capital Appreciation, Strategic Equity, Small Cap, Liquid Asset and Managed Global Series may, in connection with permissible borrowings, transfer as col-lateral securities owned by the Series.

 INVESTMENT RESTRICTIONS

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so desig-nated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government se-curities and does not apply to the Managed Global Series. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securi-ties, except that this restriction does not apply to U.S. Government securi-ties and does not apply to the Managed Global Series. No Series will concen-trate more than 25% of its assets in any particular industry, except that this restriction does not apply to (a) U.S. Government securities, (b) with respect to the Liquid Asset Series, to securities or obligations issued by U.S. banks, and (c) with respect to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate and related industries, or with respect to the Hard Assets Series, which will normally invest more than 25% of its total assets in the group of industries engaged in natural resources activities, provided that such concentration for these two Series is permitted under tax law requirements for regulated invest-ment companies that are investment vehicles for variable contracts.

 PURCHASE OF SHARES

Shares of the Series may be offered for purchase by separate accounts of in-surance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Vari-able Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract Owners or other investors arising from offering the Trust's shares to separate ac-counts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated in-surers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous pric-es.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

 NET ASSET VALUE

A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having read-ily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in mar-ket conditions and other factors, except that the net asset value of the shares of the Liquid Asset Series will not fluctuate in response to changes in market conditions for so long as the Series is using the amortized cost method of valuation.

The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Infor-mation for a description of certain conditions and procedures followed by the Series in connection with amortized cost valuation.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last re-ported sales price, or, if no sales are reported, the mean between representa-tive bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agree-ments (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally val-ued on the basis of quotes obtained from brokers and dealers or pricing serv-ices, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturi-ty, type of issue, trading characteristics, and other market data. Debt obli-gations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not ap-proximate market value.

When a Series writes a put or call option, the amount of the premium is in-cluded in the Series' assets and an equal amount is included in its liabili-ties. The liability thereafter is adjusted to the cur-rent market value of the option. The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such ex-change or board of trade. Foreign securities quoted in foreign currencies gen-erally are valued at appropriately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contempo-raneously with the determination of the prices of the securities included in the calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determin-ing daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, al-though the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's re-view.

 REDEMPTION OF SHARES

Shares of any Series may be redeemed on any business day. Redemptions are ef-fected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days fol-lowing receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holi-day closings) or for any period during which trading thereon is restricted be-cause an emergency exists, as determined by the SEC, making disposal of port-folio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

 EXCHANGES

Shares of any one Series may be exchanged for shares of any of the other Se-ries described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Se-ries and are effected at the respective net asset values per share of each Se-ries on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Con-tract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the pro-spectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Se-ries at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

 PORTFOLIO TRANSACTIONS

BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' ac-counts with brokers or dealers selected by the Portfolio Manager in its dis-cretion. In executing transactions, the Portfolio Manager will attempt to ob-tain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the trans-action, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, exe-cution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock ex-changes in the United States, payments of brokerage commissions are negotiat-ed. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Man-ager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commis-sions may be fixed and the Portfolio Manager may be unable to negotiate com-mission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execu-tion at least as favorable as other qualified brokers. SEC rules further re-quire that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securi-ties owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for ex-ample, if all of the securities in the portfolio (other than short-term secu-rities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage com-missions or other transactional expenses which must be borne, directly or in-directly, by a Series and ultimately by the Series' shareholders. The portfo-lio turnover rates for each Series are presented in the data shown in "Finan-cial Highlights" in this Prospectus.

 DIVIDENDS AND DISTRIBUTIONS

Net investment income of the Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that the Limited Maturity Bond Series may declare a div-idend monthly or quarterly. Any net realized long-term capital gains (the ex-cess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in addi-tional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

 FEDERAL INCOME TAX STATUS

Each Series intends to qualify each year and elect to be treated as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diver-sification of assets, income distribution, and other requirements, to the ex-tent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net re-alized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series gen-erally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its as-sets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Gov-ernment agency or instrumentality is treated as a separate issuer. Any secu-rity issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instru-mentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section 817(h), income with re-spect to Variable Contracts invested in the Series at any time during the cal-endar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with re-spect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax conse-quences also could ensue. If a Series failed to qualify as a regulated invest-ment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate ac-count may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Vari-able Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be in-cluded currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objec-tives, investment policies, or investment restrictions. While a Series' in-vestment objective is fundamental and may be changed only by a vote of a ma-jority of its outstanding shares, the Trustees have reserved the right to mod-ify the investment policies of a Series as necessary to prevent any such pro-spective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more in-formation on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

 OTHER INFORMATION

CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of sixteen portfolios that are operational, fourteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declara-tion of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the dis-claimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnifica-tion out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obliga-tions and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment me-dium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for invest-ment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting in-structions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions re-ceived.

HISTORY OF THE MANAGED GLOBAL SERIES
The Managed Global Series is a successor for accounting purposes to the Man-aged Global Account (the "Managed Global Account") of Separate Account D of Golden American. As of September 3, 1996, pursuant to an Agreement and Plan of Reorganization (the "Plan") among Golden American (by itself and on behalf of Separate Account B of Golden American), Separate Account D of Golden American, and the Trust, the investment-related assets of the Managed Global Account were transferred to a newly created division of Separate Account B. Separate Account B is a separate account of Golden American that serves as a funding vehicle for variable annuity contracts. Simultaneously, Separate Account B ex-changed the investment-related assets for shares of the Managed Global Series, a newly created series of the Trust.

CHANCELLOR ADMINISTRATIVE ORDER
On October 18, 1994, Chancellor Capital Management, Inc. ("CCM"), the parent of Chancellor Trust Company, Parag Saxena, one of CCM's managing directors in his capacity as a CCM employee and who has no involvement in managing the Trust's assets, and James A. Long, IV, in his capacity as CCM employee, con-sented to the filing of an administrative order by the SEC without admitting or denying the allegations or substance of the order. See In the Matter of Chancellor Capital Management, Inc., Parag Saxena and James A. Long, Iv, In-vestment Advisers Act of 1940 Release No. 1447, October 18, 1994.

The SEC's order alleges that, during the period October 1988 through August 1992, CCM and Messrs. Saxena and Long did not adequately disclose the conflict of interest arising from certain personal trades by Mr. Saxena and that CCM did not maintain all required records of Mr. Saxena's personal trades. Specif-ically, the SEC order states that (i) CCM should have disclosed that its em-ployees purchased privately issued securities for their personal accounts and subsequently invested for clients in publicly traded securities of the same issuers, and (ii) CCM and Mr. Saxena should have disclosed, when investing for clients in companies founded by a venture capitalist that over a year earlier, Mr. Saxena had invested for his own account, at nominal prices, in securities of two of those companies and a third company founded by the venture capital-ist after providing advice to the venture capitalist. The SEC did not allege that these acts were intended to harm CCM's clients and acknowledged that cli-ents profited from the transactions examined.

The order censured CCM and Messrs. Saxena and Long and ordered them to comply with certain provisions of the Investment Advisers Act and fined Mr. Saxena.

PERFORMANCE INFORMATION
The Trust may, from time to time, include the yield and effective yield of its Liquid Asset Series, the current yield of the remaining Series, and the total return of all Series in advertisements and sales literature. In the case of Variable Contracts, perfor-mance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a sep-arate account to which the Series offers their shares.

Current yield for the Liquid Asset Series will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Series is calcu-lated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.

For the remaining Series, any quotations of yield will be based on all invest-ment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment in-come"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical in-vestment in the Series over a period of one, five, or ten years (or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all divi-dends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance infor-mation should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market con-ditions during the given time period, and should not be considered as a repre-sentation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

 LEGAL COUNSEL

Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal mat-ters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

 INDEPENDENT AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as in-dependent auditors of the Trust.

 FINANCIAL STATEMENTS

The Trust's audited financial statements for all Series except the Managed Global Series and Small Cap Series dated as of December 31, 1995, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1995. The financial statements do not include information on the Small Cap Series be-cause the Series had not commenced operations on December 31, 1995. Informa-tion in the financial statements for all Series except the Managed Global Se-ries for the years ended December 31, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series ex-cept the Managed Global Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor.

The financial statements for the Managed Global Series are included in the Statement of Additional Information. The information for the Managed Global Series is presented as if the reorganization described under "Other Informa-tion -- History of the Managed Global Series" had always been in effect. In-formation in the financial statements (as restated to give effect to the reor-ganization) for the period of October 21, 1992 (commencement of operations) to December 31, 1995 has been examined by Ernst & Young LLP.


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